UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Carter’s, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April [●], 2017

Dear Shareholder,

It is my pleasure to invite you to attend our 2017 Annual Meeting of Shareholders on May 17, 2017 (the “Annual Meeting”). The meeting will be held at 8:00 a.m. at our offices located at 3438 Peachtree Road NE, Atlanta, Georgia 30326.

The attached Notice of the 2017 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the meeting. Whether or not you plan to attend the Annual Meeting, your shares can be represented if you promptly submit your voting instructions by telephone, over the internet, or by completing, signing, dating, and returning your proxy card in the enclosed envelope, or by following the instructions you have received from your broker or other nominee.

On behalf of our Board of Directors and Leadership Team, thank you for your investment in Carter’s, Inc.

Sincerely,

Michael D. Casey
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2017 Annual Meeting of Shareholders of Carter’s, Inc. (the “Annual Meeting”) will be held at 8:00 a.m. on May 17, 2017 at our offices located at 3438 Peachtree Road NE, Atlanta, Georgia 30326. The business matters for the Annual Meeting are as follows:

1)	The election of four Class II directors;

2)	An advisory approval of compensation for our named executive officers (the “say-on-pay” vote);

3)	An advisory vote on the frequency of holding the say-on-pay vote in the future (the “say-on-frequency” vote);

4)	Approval of the declassification of the Company’s Board of Directors which consists of approving amendments to both the Company’s Certificate of Incorporation and the Company’s By-laws;

5)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017; and

6)	Any other business that may properly come before the meeting.

Shareholders of record at the close of business on March 27, 2017 are entitled to receive notice of, attend, and vote at the Annual Meeting. Your vote is very important. Whether or not you plan to attend the Annual Meeting, to ensure that your shares are represented at the Annual Meeting, please complete, sign, date, and return the proxy card in the envelope provided, submit your voting instructions by telephone or over the internet, or follow the instructions you have received from your broker or other nominee.

If you plan to attend the Annual Meeting and are a registered shareholder, please bring the invitation attached to your proxy card. If your shares are registered in the name of a bank or your broker, please bring your bank or brokerage statement showing your beneficial ownership with you to the Annual Meeting or request an invitation by writing to me at the address set forth above.

Important notice regarding the availability of proxy materials for the

2017 Annual Meeting of Shareholders of Carter’s, Inc. to be held on May 17, 2017:

The proxy materials and the Annual Report to Shareholders are available at

http://www.carters.com/annuals

The Board of Directors recommends that you vote FOR each of the proposals identified above.

By order of the Board of Directors,

Michael C. Wu
Senior Vice President, General Counsel & Secretary

Atlanta, Georgia
April [●], 2017

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving this proxy statement?

The Board of Directors (the “Board”) of Carter’s, Inc. (“we,” “us,” “our,” “Carter’s,” or the “Company”) is soliciting proxies for our 2017 Annual Meeting of Shareholders on May 17, 2017 (the “Annual Meeting”). This proxy statement and accompanying proxy card are being mailed on or about April [●], 2017 to shareholders of record as of March 27, 2017, the record date (the “Record Date”) for the Annual Meeting.

You are receiving this proxy statement because you owned shares of Carter’s common stock on the record date and are, therefore, entitled to vote at the Annual Meeting. By use of a proxy, you can vote regardless of whether or not you attend the Annual Meeting. This proxy statement provides information on the matters on which the Board would like you to vote so that you can make an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to address the following business matters:

1.	The election of four Class II directors (see page 15);

2.	An advisory approval of compensation for our named executive officers (“NEOs”) (the “say-on-pay” vote) (see page 40);

3.	An advisory vote on the frequency of holding the say-on-pay vote in the future (the “say-on-frequency” vote) (see page 41);

4.	Approval of the declassification of the Company’s Board of Directors which consists of approving amendments to both the Company’s Certificate of Incorporation and the Company’s By-laws (see page 42);

5.	The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for fiscal year 2017 (see page 45); and

6.	All other business that may properly come before the meeting.

Who is asking for my vote?

The Company is soliciting your proxy on behalf of the Board. The Company is paying for the costs of this solicitation and proxy statement.

Who can attend the Annual Meeting?

All shareholders of record, or their duly appointed proxies, may attend the Annual Meeting. Beneficial holders who hold shares “in street name” may also attend provided they obtain the appropriate documents from their broker or other nominee. As of the record date, there were 48,550,567 shares of common stock issued and outstanding.

What are my voting rights?

Each share of common stock is entitled to one vote on each matter submitted to shareholders at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner “in street name”?

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record for these shares. As the shareholder of record, you have the right to grant your voting proxy directly to the persons listed on your proxy card or vote in person at the Annual Meeting.

If your shares are held in a brokerage account or through another nominee, such as a trustee, you are considered the beneficial owner of shares held “in street name.” These proxy materials are being forwarded to you together with a voting instruction card. As a beneficial owner, you have the right to direct your broker or other nominee how to vote, and you are also invited to attend the Annual Meeting. Because you are a beneficial owner and not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a proxy from the broker or other nominee that holds your shares. Your broker or other nominee should have provided directions for you to instruct the broker, trustee, or nominee on how to vote your shares.

What constitutes a quorum?

A quorum is the minimum number of shares required to be present to transact business at the Annual Meeting. Pursuant to the Company’s By-laws, the presence at the Annual Meeting, in person, by proxy, or by remote communication, of the holders of at least a majority of the shares entitled to be voted will constitute a quorum. Broker non-votes and abstentions will be counted as shares that are present at the meeting for purposes of determining a quorum. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

If you are a beneficial owner whose shares are held “in street name” and you do not provide voting instructions to your broker, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Your broker only has discretionary authority to vote on Proposal Number 5. Therefore, your broker will not have discretion to vote on any other proposal unless you specifically instruct your broker on how to vote your shares by returning your completed and signed voting instruction card.

What are my choices when casting a vote with respect to the election of Class II directors, and what vote is needed to elect the director nominees?

In voting on the election of Class II directors (Proposal Number One), shareholders may:

1.	vote for any of the nominees,

2.	vote against any of the nominees, or

3.	abstain from voting on any of the nominees.

Pursuant to our By-laws, a nominee must receive the vote of a majority of the shares present and entitled to vote, which means that the number of votes cast “for” a director nominee must exceed the aggregate of the number of votes cast “against” that nominee and shares as to which the holder “abstains” with respect to that nominee. Any nominee not receiving such majority must turn in his resignation for consideration by the Board. Votes to abstain on Proposal Number One will have the practical effect of a vote “against” a director nominee. Broker non-votes will not be considered shares entitled to vote and thus will not have an impact on this vote.

What are my choices when casting an advisory vote on approval of compensation of the Company’s NEOs, commonly referred to as the “say-on-pay” vote, and what vote is needed to approve this proposal?

In voting on the compensation of the Company’s NEOs (Proposal Number Two), shareholders may:

1.	vote for the approval of compensation of the Company’s NEOs, on an advisory basis, as described in this proxy statement,

2.	vote against the approval of compensation of the Company’s NEOs, on an advisory basis, as described in this proxy statement, or

3.	abstain from voting on compensation of the Company’s NEOs as described in this proxy statement.

Because Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our NEOs. Abstentions and broker non-votes, if any, will not have any effect on this advisory vote.

What are my choices when casting an advisory vote on the frequency of holding the say-on-pay vote in the future, (commonly referred to as the “say-on-frequency” vote), and what vote is needed to approve this proposal?

In voting on the frequency of holding the say-on-pay vote in the future (Proposal Number Three), shareholders may:

1.	vote, on an advisory basis, for the “say-on-pay” vote to be taken every year,

2.	vote, on an advisory basis, for the “say-on-pay” vote to be taken every two years,

3.	vote, on an advisory basis, for the “say-on-pay” vote to be taken every three years, or

4.	abstain from voting on the frequency of the “say-on-pay” vote.

Because Proposal Number Three asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee will consider the outcome of the vote when determining the frequency of holding the say-on-pay vote in the future. Abstentions and broker non-votes, if any, will not have any effect on this advisory vote.

What are my choices when voting on whether to approve the amendments to the Company’s Certificate of Incorporation and By-laws to declassify the board of directors, and what vote is needed to approve this Declassification Proposal?

In voting on the amendments to the Certificate of Incorporation (Proposal 4A) and By-laws to declassify the board of directors (Proposal 4B), shareholders may:

1.	vote for either of the amendments to the Certificate of Incorporation and By-laws to declassify the board of directors,

2.	vote against either of the amendments to the Certificate of Incorporation and By-laws to declassify the board of directors, or

3.	abstain from voting for either of the amendments to the Certificate of Incorporation and By-laws to declassify the board of directors.

The approval of both Proposal 4A and Proposal Number 4B requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions and broker non-votes are not considered votes cast and thus will not affect the outcome of this proposal. The approval of both the amendments to the Company’s Certificate of Incorporation and the amendments to the By-laws is required to approve the Declassification Proposal. Each of the proposals comprising the Declassification Proposal is cross-conditioned upon the approval by our shareholders of the other. Neither the amendments to the Certificate of Incorporation nor the amendments to the By-laws will be deemed approved unless both of them are approved.

What are my choices when voting on the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for fiscal 2017, and what vote is needed to approve this Proposal?

In voting on the ratification of PwC (Proposal Number Five), shareholders may:

1.	vote to ratify PwC’s appointment,

2.	vote against ratifying PwC’s appointment, or

3.	abstain from voting on ratifying PwC’s appointment.

The approval of Proposal Number Five requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions are not considered votes cast and thus will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

How does the Board recommend that I vote?

The Board recommends a vote:

FOR the election of the nominees for Class II directors (Proposal Number One);

FOR the approval of the compensation of the Company’s NEOs as described in this proxy statement (Proposal Number Two);

FOR holding the say on pay vote EVERY YEAR at the Annual Meeting of shareholders (Proposal Number Three);

FOR each of the proposals to (a) amend the Company’s Certificate of Incorporation and (b) amend the Company’s By-laws, which we refer to collectively as the Declassification Proposal. The approval of both the amendments to the Certificate of Incorporation and the amendments to the By-laws is required to approve the adoption of the Declassification Proposal. Each of the proposals comprising the Declassification Proposal is cross-conditioned upon the approval by our shareholders of the other proposal comprising the Declassification Proposal. Neither the amendment to the Certificate of Incorporation nor the amendment to the By-laws will be deemed approved unless both of them are approved.

FOR the ratification of the appointment of PwC (Proposal Number Five).

How do I vote?

If you are a shareholder of record, you may vote in one of four ways.

First, you may vote over the internet by completing the voting instruction form found at www.proxyvote.com. You will need your proxy card when voting over the internet.

Second, you may vote by touch-tone telephone by calling 1-800-690-6903.

Third, you may vote by mail by signing, dating, and mailing your proxy card in the enclosed envelope.

Fourth, you may vote in person at the Annual Meeting.

If your shares are held in a brokerage account or by another nominee, these proxy materials are being forwarded to you together with a voting instruction card from your broker or nominee. Follow the instructions on the voting instruction card in order to vote your shares by proxy or in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change or revoke your vote at any time before your proxy votes your shares by submitting written notice of revocation to Michael C. Wu, Senior Vice President, General Counsel & Secretary of Carter’s at the Company’s address set forth in the 2017 Notice of Annual Meeting, or by submitting another proxy card bearing a later date. Alternatively, if you have voted by telephone or over the internet, you may change your vote by calling 1-800-690-6903 and following the instructions. The powers granted by you to the proxy holders will be suspended if you attend the Annual Meeting in person, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If you hold your shares through a broker or other custodian and would like to change your voting instructions, please review the directions provided to you by that broker or custodian.

May I vote confidentially?

Yes. Our policy is to keep your individual votes confidential, except as appropriate to meet legal requirements, to allow for the tabulation and certification of votes, or to facilitate proxy solicitation.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election for the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

As of the date of this proxy statement, the Board knows of no matters other than those set forth herein that will be presented for determination at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting and call for a vote of shareholders, the Board intends proxies to be voted in accordance with the judgment of the proxy holders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our current report on Form 8-K within four business days after the Annual Meeting.

What is “householding” of the Annual Meeting materials?

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers “household” proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or the Company if you hold shares registered directly in your name. You can notify the Company by sending a written request to Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting or by calling us at (678) 791-1000.

How may I obtain a copy of the Company’s Annual Report?

A copy of our fiscal 2016 Annual Report on Form 10-K (the “Annual Report”) accompanies this proxy statement and is available at http://www.carters.com/annuals. Shareholders may also obtain a free copy of our Annual Report by sending a request in writing to Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting or by calling us at (678) 791-1000.

When are shareholder proposals due for consideration in next year’s proxy statement or at next year’s Annual Meeting?

A proposal for action to be presented by any shareholder at the 2018 annual meeting of shareholders will be acted upon only:

•	if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the U.S. Exchange Act of 1934 (the “Exchange Act”), the proposal is submitted in writing to Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting and received on or before December [●], 2017; or

•	if the proposal is not to be included in the proxy statement, pursuant to our By-laws, the proposal is submitted in writing in the same manner specified above no earlier than January [●], 2018, and no later than February [●], 2018.

There are additional requirements under our By-laws and the proxy rules to present a proposal, including continuing to own a minimum number of shares of our stock until next year’s annual meeting and appearing in person at the annual meeting to explain your proposal.

What do you mean by fiscal years in this proxy statement?

Our fiscal year ends on the Saturday, in December or January nearest the last day of December, resulting in an additional week of results every five or six years. Fiscal 2017, which will end on December 30, 2017, will contain 52 weeks. Fiscal 2016, which ended on December 31, 2016, contained 52 weeks. Fiscal 2015, which ended on January 2, 2016, contained 52 weeks. Fiscal 2014, which ended on January 3, 2015, contained 53 weeks.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to submit or revoke your proxy, or to request an invitation to the Annual Meeting, contact Mr. Wu at the Company’s address set forth in the Notice of Annual Meeting or by calling us at (678) 791-1000.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

Board of Directors

Our Board currently consists of ten directors and is divided into three classes, with the nominees for one class to be elected at each annual meeting of shareholders, to hold office for a three-year term and until successors of the members of such class have been elected and qualified, subject to their earlier death, resignation, or removal. If the Declassification Proposal is approved by our shareholders, then each of our directors will stand for election at the next Annual Meeting in 2018, and will thereafter hold office for a one-year term and until successors have been elected and qualified, subject to their earlier death, resignation, or removal.

The Board believes that each director, including the nominees for election as Class II directors (Proposal Number One), has valuable skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment, and strategic vision necessary to provide effective oversight of the Company’s business operations. Our directors have extensive experience, both domestically and internationally, in different fields, including apparel and retail, brand marketing, logistics and technology, global sourcing, and finance and accounting.

The Board also believes that, as indicated in the following biographies, each director has demonstrated significant leadership in positions such as chief executive officers, chief financial officers, division presidents, and other senior executive officers. In addition, many of our directors have significant experience in the oversight of public companies due to their service as directors of Carter’s and other companies.

Amy Woods Brinkley became a director in February 2010. Ms. Brinkley is the manager and owner of AWB Consulting, LLC, which provides executive advisory and risk management consulting services. Ms. Brinkley retired from Bank of America Corporation in 2009 after spending more than 30 years with the company. Ms. Brinkley served as its Chief Risk Officer from 2002 through mid-2009. Prior to 2002, Ms. Brinkley served as President of Bank of America’s Consumer Products division and was responsible for the credit card, mortgage, consumer finance, telephone, and eCommerce businesses. Before that, Ms. Brinkley held the positions of Executive Vice President and Chief Marketing Officer overseeing Bank of America’s Olympic sponsorship and its national rebranding and name change. Ms. Brinkley is currently a director of TD Bank Group U.S. Holdings, LLC and Roper Technologies, Inc. She also serves as a trustee for the Princeton Theological Seminary and on the board of commissioners for the Carolinas Healthcare System.

Director Qualifications: Ms. Brinkley brings to the Board valuable perspective and insight with respect to finance and accounting, eCommerce, brand marketing, general management experience, and risk management as a result of her years of service in various senior executive positions at Bank of America Corporation. She also possesses leadership and corporate governance experience attained through her service with TD Bank Group U.S. Holdings, LLC, Roper Technologies, Inc., Princeton Theological Seminary, and the Carolinas Healthcare System.

Giuseppina Buonfantino became a director in May 2016. Ms. Buonfantino is the President, North America, Baby and Child Care for Kimberly-Clark Corporation, a position she has held since March 2014. From April 2011 until March 2014, Ms. Buonfantino served as Vice President, Global Adult Care & Feminine Care Brands for Kimberly-Clark Corporation, and previously held various positions at Johnson & Johnson from 1993 until 2011, most recently as Vice President of Neutrogena Global Franchise.

Director Qualifications: Ms. Buonfantino brings to the Board valuable perspective and insight with respect to the retail industry, particularly in the baby and child retail space. Ms. Buonfantino also has a deep understanding of consumer products and marketing, both domestic and international.

Michael D. Casey became a director in August 2008 and was named Chairman of the Board of Directors in August 2009. Mr. Casey joined the Company in 1993 as Vice President of Finance. Mr. Casey was named Senior

Vice President of Finance in 1997, Senior Vice President and Chief Financial Officer in 1998, Executive Vice President and Chief Financial Officer in 2003, and Chief Executive Officer in 2008. Prior to joining the Company, Mr. Casey worked for Price Waterhouse LLP, a predecessor firm to PwC, from 1982 to 1993. He also served on the board of directors of The Fresh Market, Inc. from 2015 until 2016.

Director Qualifications: Mr. Casey brings to the Board valuable perspective and insight with respect to our business, industry, challenges, and opportunities as a result of his years serving in a variety of senior executive positions at the Company. Mr. Casey also represents management’s perspective on important matters to the Board. His service as a director of The Fresh Market also has provided him with additional insight into corporate governance matters.

Vanessa J. Castagna became a director in November 2009. Ms. Castagna served as Executive Chairwoman of Mervyn’s, LLC from 2005 until 2007. Ms. Castagna previously served as Chairwoman and Chief Executive Officer of JCPenney Stores, Catalog and Internet for J.C. Penney Company, Inc. from 2002 through 2004. While at JCPenney, Ms. Castagna also served as its Chief Operating Officer from 1999 to 2002. Prior to that, Ms. Castagna held various senior-level merchandising positions at Target, Walmart, and Marshall’s. Ms. Castagna served as a director of Levi Strauss & Co. from 2007 until 2015 and currently serves on the board of trustees of Purdue University.

Director Qualifications: Ms. Castagna brings to the Board over 30 years of experience in the retail industry, and with her executive-level service to Mervyn’s, JC Penney, and Walmart, has valuable perspective and insight with respect to the apparel and retail industry, merchandising, and brand marketing. Her experience as a director of Levi Strauss & Co. and as a trustee of Purdue University provides the Board with a valuable understanding and a unique perspective on governance matters.

A. Bruce Cleverly became a director in March 2008. Mr. Cleverly retired as President of Global Oral Care from Procter & Gamble Company/The Gillette Company in September 2007, a position he held since 2005. Mr. Cleverly joined The Gillette Company in 1975 as a Marketing Assistant and held positions of increasing responsibility in brand management and general management in the United States, Canada, and the United Kingdom. In 2001, Mr. Cleverly became President of Gillette’s worldwide Oral Care business. In October 2005, Mr. Cleverly became President of The Procter & Gamble Company’s Global Oral Care division. Mr. Cleverly is a director of Rain Bird Corporation, Shaser BioScience, Inc., and WaterPik, Inc.

Director Qualifications: Mr. Cleverly brings to the Board extensive experience in general management, consumer products, international operations, brand management, and brand marketing, after spending over 30 years at Procter & Gamble Company and The Gillette Company. His thorough understanding and appreciation for the corporate governance of the Board is reflected his service on the above-listed boards of directors.

Jevin S. Eagle became a director in July 2010. Mr. Eagle served as Chief Executive Officer and director of DavidsTea Inc., a specialty tea retailer in the U.S. and Canada, from April 2012 to April 2014. Mr. Eagle previously held several senior leadership positions at Staples, Inc. from 2002 to 2012, including Executive Vice President, Merchandising and Marketing. Prior to joining Staples, Mr. Eagle worked for McKinsey & Company, Inc. from 1994 to 2001, ultimately serving as a partner in the firm’s retail practice.

Director Qualifications: Mr. Eagle brings to the Board broad experience in a number of areas, as the former Chief Executive Officer and director of DavidsTea and Executive Vice President, Merchandising and Marketing of Staples, including retail, management, merchandising, strategic planning, and brand marketing. His experience in the retail industry provides our Board with critical insights.

Paul Fulton became a director in May 2002. Mr. Fulton retired as President of Sara Lee Corporation in 1993 after spending 34 years with the company. He is currently non-executive chairman of the board of directors of Bassett Furniture Industries, Inc. and a director of Premier Commercial Bank. Mr. Fulton was previously a director of Bank of America Corporation, where he served from 1993 to 2007, Lowe’s Companies, Inc., where he served from 1996 to 2007, and Sonoco Products Company, Inc., where he served from 1989 to 2005.

Director Qualifications: Mr. Fulton brings to the Board valuable perspective and insight with respect to the retail industry, executive compensation, and management as the former President of Sara Lee Corporation and current non-executive chairman of the board of Bassett Furniture Industries, Inc. His service as a director of Bank of America, Lowe’s Companies, and Sonoco Products demonstrates his thorough understanding of the operations and corporate governance of large public companies.

William J. Montgoris became a director in August 2007. Mr. Montgoris retired as Chief Operating Officer of The Bear Stearns Companies, Inc. in 1999, a position he held since August 1993, after spending 20 years with the company. While at Bear Stearns, Mr. Montgoris also served as the company’s Chief Financial Officer from April 1987 until October 1996. Mr. Montgoris currently serves as the non-executive chairman of the board of directors of Stage Stores, Inc. Mr. Montgoris is also a trustee of Colby College. Mr. Montgoris was previously a director of OfficeMax Incorporated, where he served from July 2007 to November 2013.

Director Qualifications: Mr. Montgoris brings to the Board valuable perspective and insight with respect to finance and accounting after spending over 20 years in the investment banking industry. Mr. Montgoris’ financial expertise offers our Board a deep understanding of financial and audit-related matters. As chairman of the board of directors for Stage Stores, Mr. Montgoris also brings valuable insight with respect to the retail industry and the oversight of public companies.

David Pulver became a director in January 2002. Mr. Pulver has been a private investor for more than 25 years and is the President of Cornerstone Capital, Inc. Mr. Pulver was previously a director of Hearst-Argyle Television, Inc., where he served from 1997 through 2009 and Costco Wholesale Corporation, where he served from 1983 through 1993. Mr. Pulver currently serves as a trustee of Colby College and as a director of the Bladder Cancer Advocacy Network. Mr. Pulver was a founder of The Children’s Place, Inc. and served as its Chairman and Co-Chief Executive Officer until 1982.

Director Qualifications: Mr. Pulver brings to the Board valuable perspective and insight with respect to children’s apparel and the retail industry as a founder and former Chairman and Co-Chief Executive Officer of The Children’s Place. Mr. Pulver’s former and current service on various boards of directors has given him valuable experience with respect to finance and accounting, management, and oversight of public companies.

Thomas E. Whiddon became a director in August 2003. Mr. Whiddon retired as Executive Vice President-Logistics and Technology of Lowe’s Companies, Inc. in March 2003, a position he held since 2000. From 1996 to 2000, Mr. Whiddon served as Lowe’s Chief Financial Officer. Since his retirement, Mr. Whiddon has worked as a consultant, serving various companies in executive capacities on an interim basis. Mr. Whiddon is currently a director of Sonoco Products Company, Inc., Dollar Tree, Inc., and BayCare Health System.

Director Qualifications: Mr. Whiddon brings to the Board valuable perspective and insight with respect to management, logistics, technology, and finance and accounting through his many years of experience in the retail industry. His service on the above-listed boards of directors demonstrates his thorough understanding of corporate governance matters. Also, Mr. Whiddon’s financial expertise offers our Board a deep understanding of audit-related matters.

Board Leadership Structure

The Company’s Corporate Governance Principles provide that the positions of Chairman of the Board and Chief Executive Officer may be combined if the non-management directors determine it is in the best interest of the Company. In August 2009, the non-management directors appointed Mr. Casey Chairman of the Board. The Board believes it is appropriate to continue to combine the positions of Chairman and Chief Executive Officer. Mr. Casey has over 20 years of management, finance, and administrative leadership experience at the Company. In addition, Mr. Casey has extensive knowledge of, and experience with, all other aspects of the Company’s business, including with its employees, customers, vendors, and shareholders. Having Mr. Casey serve as both Chairman and Chief Executive Officer helps promote unified leadership and direction for both the Board and management.

In connection with Mr. Casey’s appointment as Chairman, the non-management directors also created the position of Lead Independent Director (“Lead Director”) and appointed Mr. Whiddon to serve in that role. This position was created to, among other things, ensure that the non-management directors maintain proper oversight of management and Board process. The responsibilities of the Lead Director include:

•	serving as an advisor to the Chief Executive Officer on Board, executive management, and other significant matters;

•	serving, as necessary, as a liaison between non-management directors and the Chief Executive Officer;

•	together with the Chairman of the Nominating and Corporate Governance Committee, providing annual Board assessment and other feedback to the Chief Executive Officer;

•	advising the Chief Executive Officer on the Board’s informational needs;

•	consulting on Board meeting materials, schedules, and agendas;

•	calling and presiding over executive sessions of non-management directors;

•	presiding at Board meetings in the absence of the Chairman; and

•	after consultation with the Chief Executive Officer, communicating with major shareholders or other interested parties, as appropriate.

Board Meetings

Our Corporate Governance Principles require Carter’s to have at least four regularly scheduled Board meetings each year, and each director is expected to attend each meeting. The Board met five times during fiscal 2016. In fiscal 2016, no director participated in less than 75% of the aggregate number of all of the Board and applicable committee meetings. Although the Company does not have a policy regarding director attendance at annual meetings, all directors attended the Company’s Annual Meeting in fiscal 2016.

Executive Sessions

Executive sessions of non-management directors are held at least four times a year. Any non-management director can request that additional executive sessions be scheduled. The Lead Director presides at the executive sessions of non-management directors.

Board Committees

Our Board has the following standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The charters for each committee are available in the Investor Relations section of our website at ir.carters.com or in print by contacting Mr. Wu at the Company’s address set forth in the Notice of Annual Meeting. The Board may also establish other committees to assist in the discharge of its responsibilities. The table below identifies the current committee members and committee chairmen (as indicated by a “C”).

Director	Audit	Compensation	Nominating & Corporate Governance
Amy Woods Brinkley	✓	✓
Giuseppina Buonfantino			✓
Vanessa J. Castagna			✓
A. Bruce Cleverly		✓	C
Jevin S. Eagle		✓
Paul Fulton		C	✓
William J. Montgoris	✓
David Pulver	C
Thomas E. Whiddon	✓		✓

Number of Fiscal 2016 Committee Meetings	8	5	5

Audit Committee

The members of our Audit Committee are Ms. Brinkley and Messrs. Montgoris, Pulver, and Whiddon. Mr. Pulver serves as Chairman. During fiscal 2016, the Audit Committee held eight meetings. The Audit Committee is responsible for, among other things:

•	oversight of the quality and integrity of, and risks related to, the consolidated financial statements, including the accounting, auditing, and financial reporting practices of the Company;

•	oversight of the Company’s internal control over financial reporting;

•	oversight of the Company’s external audit process;

•	oversight of the processes, procedures, and capabilities of the Company’s enterprise risk management program;

•	appointment of the independent auditor and oversight of their performance, including their qualifications and independence;

•	oversight of the Company’s compliance with legal and regulatory requirements, except to the extent oversight is delegated to other Board committees; and

•	oversight of the performance of the Company’s internal audit function.

The Audit Committee operates pursuant to a written charter that addresses the requirements of the New York Stock Exchange’s (“NYSE”) listing standards. The Board has determined that each member of the Audit Committee is independent and meets the financial literacy requirements, each as set forth in the NYSE’s listing standards. The Board has also determined that each of Messrs. Montgoris, Pulver, and Whiddon is an “audit committee financial expert” as defined under SEC rules.

The Audit Committee Report is included in this proxy statement on page 44.

Compensation Committee

The members of our Compensation Committee are Ms. Brinkley and Messrs. Cleverly, Eagle, and Fulton. Mr. Fulton serves as Chairman. During fiscal 2016, the Compensation Committee held five meetings. The Compensation Committee is responsible for, among other things:

•	establishing the Company’s philosophy, policies, and strategies relative to executive compensation, including the mix of base salary, short-term and long-term incentive compensation within the context of stated guidelines for compensation relative to peer companies, as determined from time to time by the Compensation Committee;

•	evaluating the performance of the Chief Executive Officer and other executive officers relative to approved performance goals and objectives;

•	setting the compensation of the Chief Executive Officer and other executive officers based upon the evaluation of performance, market benchmarks, and other factors;

•	assisting the Board in developing and evaluating candidates for key executive positions and ensuring a succession plan is in place for the Chief Executive Officer and other executive officers;

•	evaluating compensation plans, policies, and programs with respect to executive officers, independent directors, and certain key personnel;

•	monitoring and evaluating benefit programs for the Company’s executive officers and certain key personnel;

•	reviewing and discussing with management, and recommending to the Board for inclusion in the proxy statement, proposals relating to shareholder advisory votes on executive compensation (the “say-on-pay” proposal) and on the frequency of the “say-on-pay” proposal (the “say-on-frequency” proposal; and

•	reviewing and discussing with management the Company’s Compensation Discussion and Analysis (“CD&A”) and producing an annual report on executive compensation for inclusion in the proxy statement, as applicable.

This year’s Compensation Committee Report is included in this proxy statement on page 30.

The CD&A, which begins on page 20, discusses how the Compensation Committee makes compensation-related decisions regarding our NEOs.

The Compensation Committee operates pursuant to a written charter that addresses the requirements of the NYSE’s listing standards. The Board has determined that each member of the Compensation Committee is independent as defined in the NYSE’s listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee serving during fiscal 2016 has been an officer or other employee of the Company. None of our executive officers has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Mses. Castagna and Buonfantino, and Messrs. Cleverly, Fulton, and Whiddon. Mr. Cleverly serves as Chairman. During fiscal 2016, the Nominating and Corporate Governance Committee held five meetings. The Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending candidates qualified to become Board members;

•	recommending directors for appointment to Board committees; and

•	developing and recommending to the Board a set of corporate governance principles and monitoring the Company’s compliance with and effectiveness of such principles.

The Nominating and Corporate Governance Committee operates pursuant to a written charter that addresses the requirements of the NYSE’s listing standards. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the NYSE’s listing standards.

Consideration of Director Nominees

The Nominating and Corporate Governance Committee regularly assesses the appropriateness of the size of the Board. In the event that vacancies occur or are anticipated, the Nominating and Corporate Governance Committee will consider prospective nominees that come to its attention through current Board members, search firms, or other sources. The Board believes that it is appropriate to limit the group of shareholders who can propose nominees due to time constraints on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider persons recommended by shareholders who hold more than 1% of our common stock for inclusion as nominees for election to the Board if the names of such persons are submitted to Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting. This submission must be made in writing and in accordance with our By-laws, including mailing the submission in a timely manner, share ownership at the time of the Annual Meeting, and include the nominee’s name, address, and qualifications for Board membership.

When evaluating a potential candidate for membership on the Board, including candidates properly submitted by shareholders, the Nominating and Corporate Governance Committee considers each candidate’s skills and experience and assesses the needs of the Board and its committees at that point in time. Although the Nominating and Corporate Governance Committee does not have a formal policy on diversity, it believes that diversity is an important factor in determining the composition of the Board, and seeks to have Board members with diverse backgrounds, experiences, and points of view. In connection with its assessment of all prospective nominees, the Nominating and Corporate Governance Committee will determine whether to interview such prospective nominees, and if warranted, one or more members of the Nominating and Corporate Governance Committee, and others as appropriate, will interview such prospective nominees in person or by telephone. Once this evaluation is completed, if warranted, the Nominating and Corporate Governance Committee selects the nominees for election at the annual meeting.

Shareholder Communication with Directors

A shareholder or other interested party may submit a written communication to the Board, the Lead Director, or other individual non-management directors. The submission must be delivered to Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting.

The Board, the Lead Director, or other non-management directors may require the submitting shareholder to furnish such information as may be reasonably required or deemed necessary to sufficiently review and consider the submission of such shareholder.

Each submission will be forwarded, without editing or alteration, to the Board, the Lead Director, or individual non-management directors, as appropriate, at, or prior to, the next scheduled meeting of the Board. The Board, the Lead Director, or other individual non-management directors, as appropriate, will determine, in their sole discretion, the method by which such submission will be reviewed and considered.

Risk Oversight

The Company’s management is responsible for identifying, assessing, managing, and mitigating the Company’s strategic, financial, operational, and compliance risks.

The Board is responsible for overseeing risk management at the Company and management’s efforts in these areas. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of its committees.

The Audit Committee is responsible for overseeing the processes, procedures, and capabilities of the Company’s enterprise risk management program, risks related to its financial statements, financial reporting, and internal controls, as well as compliance with legal and regulatory requirements.

The Compensation Committee oversees risks associated with the Company’s compensation policies and practices with respect to both executive compensation and compensation generally, as well as compliance with legal and regulatory requirements as they relate to compensation. The Compensation Committee reviews the Company’s compensation policies and practices with management to confirm that there are no risks arising from such compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is responsible for overseeing compliance with legal and regulatory requirements as such requirements relate to corporate governance, and for overseeing risks related to the Company’s social compliance program. The Board and its Committees receive updates from senior management on relevant risks and management efforts in these areas at its Board and committee meetings at least annually and more frequently, as appropriate.

Corporate Governance Principles and Code of Ethics

The Company is committed to conducting its business with the highest level of integrity and maintaining the highest standards of corporate governance. Our Corporate Governance Principles and Code of Ethics provide the structure within which our Board and management operate the Company. The Company’s Code of Ethics applies to all directors and Company employees, including each of the Company’s executive officers. Our Corporate Governance Principles and Code of Ethics are available in the Investor Relations section of our website at ir.carters.com or in print by contacting Mr. Wu at the Company’s address set forth in the 2017 Notice of Annual Meeting.

Director Independence

The NYSE listing standards and the Company’s Corporate Governance Principles require a majority of the Company’s directors to be independent from the Company and the Company’s management. For a director to be considered independent, the Board must determine that the director has no direct or indirect material relationship with the Company. The Board considers all relevant information provided by each director regarding any relationships each director may have with the Company or management. As a result of this review, our Board has determined that all of our non-management directors (comprised of all directors other than Mr. Casey) are independent and meet the independence requirements under the listing standards of the NYSE, rules and regulations of the SEC, and the Company’s Corporate Governance Principles.

PROPOSAL NUMBER ONE

ELECTION OF CLASS II DIRECTORS

The Board proposes that the four Class II director nominees be re-elected to the Board to serve until either (1) the Annual Meeting in 2020, or until his or her earlier resignation, death, or removal or (2) if Proposal Number Four is approved by our shareholders, the next Annual Meeting in 2018, or until his or her earlier resignation, death, or removal. Each nominee currently serves as a Class II director. In addition to the four Class II nominees, the Company’s current Class I and Class III directors are listed below.

Class II Directors—Terms Expiring at the Annual Meeting

Name	Age
Amy Woods Brinkley	61
Michael D. Casey	56
A. Bruce Cleverly	71
Jevin S. Eagle	50

The individuals who will continue to serve as Class I and Class III directors after the Annual Meeting are:

Class I Directors—Terms Expiring at the Annual Meeting in 2019

Name	Age
Vanessa J. Castagna	67
William J. Montgoris	70
David Pulver	75

Class III Nominees—Terms Expiring at the Annual Meeting in 2018

Name	Age
Giuseppina Buonfantino	49
Paul Fulton	82
Thomas E. Whiddon	64

The Board recommends a vote FOR the election of Amy Woods Brinkley, Michael D. Casey, A. Bruce Cleverly, and Jevin S. Eagle as Class II directors.

Vote Required

Pursuant to our By-laws and our Corporate Governance Principles, the number of votes properly cast “for” a director nominee must exceed the aggregate number of votes cast “against” that nominee and shares to which the holder “abstains” with respect to that nominee for that nominee to be elected. Abstentions and broker non-votes will be counted towards a quorum, and abstentions will have the practical effect of a vote “against” a director nominee. Any nominee who does not receive a majority of votes cast “for” his election is required to tender his resignation. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept or reject such resignation. The Board, taking into account such recommendation, will decide whether to accept such resignation. The Board’s decision will be publicly disclosed within ninety (90) days after the results of the election are certified. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding his resignation. If the resignation is not accepted, the director will continue to serve until the next Annual Meeting of Shareholders at which such director faces re-election and until such director’s successor is elected and qualified.

COMPENSATION OF DIRECTORS

Each of our non-management directors receives an annual retainer, meeting fees, and an annual equity grant. Each of our committee chairmen and our Lead Director receives an additional annual retainer. With respect to each director who served on the Board in fiscal 2016, each such director’s annual retainer was comprised of a $60,000 cash payment and a fully-vested grant of our common stock valued at approximately $130,000. Each director received meeting fees of $2,500 for each regularly scheduled Board meeting, and $1,000 for each regularly scheduled or special meeting of our standing Board committees.

In fiscal 2016, the chairman of our Audit Committee and our Lead Director each received $25,000 cash retainers, and the chairmen of our Compensation and Nominating and Corporate Governance Committees each received $20,000 cash retainers.

We reimburse directors for travel expenses incurred in connection with attending Board and committee meetings and for other expenses incurred while conducting Company business. Mr. Casey receives no additional compensation for serving on the Board. There are no family relationships among any of the directors or our executive officers and none of our non-management directors performed any services for the Company other than services as directors.

The following table provides information concerning the compensation of our non-management directors for fiscal 2016.

FISCAL 2016 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($) (b)	Total ($)
Amy Woods Brinkley	$85,500	$130,073	$215,573
Giuseppina Buonfantino (c)	$49,500	$249,272	$298,772
Vanessa J. Castagna	$75,000	$130,073	$205,073
A. Bruce Cleverly	$102,500	$130,073	$232,573
Jevin S. Eagle	$77,500	$130,073	$207,573
Paul Fulton	$102,500	$130,073	$232,573
William J. Montgoris	$79,500	$130,073	$209,573
David Pulver	$105,500	$130,073	$235,573
Thomas E. Whiddon	$109,500	$130,073	$239,573

(a)	This column reports the amount of cash compensation earned in fiscal 2016 through annual cash retainers and meeting fees.

(b)	On May 11, 2016, we issued 1,289 shares of common stock to each non-management director (except Ms. Buonfantino) with a grant date fair value of $100.91 per share.

(c)	Ms. Buonfantino was appointed a director effective June 1, 2016 and received a pro-rated retainer and stock grant at that time consisting of 2,446 shares of common stock with a grant date fair value of $101.91 per share.

For complete beneficial ownership information of our common stock for each director, see heading “Securities Ownership of Beneficial Owners, Directors, and Executive Officers” on page 38.

Utilizing data on non-management director compensation from the Company’s peer group, as well as considering general industry trends presented by Hay Group, an independent compensation consultant, in February 2016, the Compensation Committee determined to keep non-management director cash retainer compensation at $60,000 for fiscal 2016, the same as in fiscal 2015.

Using the same criteria and metrics, in February 2017, our Compensation Committee determined to maintain the non-management director cash retainer compensation at $60,000.

Under the Company’s minimum ownership guidelines, no director may sell Company stock unless he or she owns shares of Company stock with a total market value in excess of five times his or her annual cash retainer, or $300,000, by the end of his or her second term of service on the Board. Each of our directors complied with these ownership guidelines in fiscal 2016.

EXECUTIVE OFFICERS’ BIOGRAPHICAL INFORMATION AND EXPERIENCE

The following table sets forth the name, age, and position of each of our executive officers as of the date of this proxy statement.

Name	Age	Position
Michael D. Casey	56	Chairman of the Board of Directors and Chief Executive Officer
Brian J. Lynch	54	President
Kevin D. Corning	54	Executive Vice President, International
Julie A. D’Emilio	50	Executive Vice President, Sales
William G. Foglesong	47	Executive Vice President of Retail & Marketing
Peter R. Smith	56	Executive Vice President of Supply Chain
Richard F. Westenberger	48	Executive Vice President & Chief Financial Officer
Jill A. Wilson	50	Senior Vice President of Human Resources & Talent Development
Michael C. Wu	50	Senior Vice President of Legal and Corporate Affairs, General Counsel & Secretary

Michael D. Casey joined the Company in 1993 as Vice President of Finance. Mr. Casey was named Senior Vice President of Finance in 1997, Senior Vice President and Chief Financial Officer in 1998, Executive Vice President and Chief Financial Officer in 2003, and Chief Executive Officer in 2008. Mr. Casey became a director in 2008 and was named Chairman of the Board of Directors in 2009. Prior to joining the Company, Mr. Casey worked for Price Waterhouse LLP, a predecessor firm to PwC, from 1982 to 1993.

Brian J. Lynch joined the Company in 2005 as Vice President of Merchandising. Mr. Lynch was promoted to Senior Vice President in 2008. In 2009, Mr. Lynch was promoted to Executive Vice President and Brand Leader for Carter’s. In 2012, Mr. Lynch was promoted to President. Prior to joining the Company, Mr. Lynch was with The Walt Disney Company from 1995 to 2005 in various merchandising, brand management, and strategy roles in the Disney Parks & Resorts division. Prior to Disney, Mr. Lynch worked for Champion Products, a division of Hanesbrands Inc., where he held finance, sales management, and marketing positions.

Kevin D. Corning joined the Company in 2012 as Executive Vice President, International. From 2008 to 2012, Mr. Corning served as a General Manager in the Luxury & Lifestyle division of DKSH, a leading market expansion services company, where he was responsible for the manufacturing, marketing, and retail distribution of leading brands in Asia, including Levi’s and Dockers. From 2005 to 2007, Mr. Corning served as President of Masterfoods Brazil, a division of Mars, Incorporated. Mr. Corning started his career with Kraft Foods, Inc. and also worked for Nike, Inc. in various management positions, including country general manager roles in Chile and Brazil.

Julie A. D’Emilio joined the Company in 2006 as Vice President of Sales. Ms. D’Emilio was promoted to Senior Vice President of Sales in 2013, and then to Executive Vice President, Sales in 2016. Prior to joining the Company, Ms. D’Emilio was with Calvin Klein Jeans, a division of The Warnaco Group, Inc., in various management positions, including Executive Vice President of Juniors’ and Girls, and Vice President of the Women’s Division. Ms. D’Emilio began her career with Liz Claiborne Inc. and also worked for London Fog Industries, Inc. and Jones Apparel Group, a predecessor of The Jones Group Inc.

William G. Foglesong joined the Company in 2010 as Senior Vice President of Marketing, with responsibility for marketing and eCommerce, and was promoted to Executive Vice President of Retail & Marketing in 2016. From 2008 to 2010, Mr. Foglesong was the Vice President of Marketing and Direct-To-Consumer at Spanx, Inc., a leading woman’s apparel company. From 2002 to 2008, Mr. Foglesong worked at The Home Depot, Inc. where he held various management positions, including General Manager of Home Depot Direct. Mr. Foglesong started his career with the General Electric Company and gained additional experience at The Boston Consulting Group where he focused on building internet strategies for his clients.

Peter R. Smith joined the Company in 2015 as Executive Vice President of Supply Chain. From 2006 to 2015, Mr. Smith was with V.F. Corporation, serving most recently as Vice President, Supply Chain, EMEA & APAC based in Switzerland and previously as Senior Vice President, Supply Chain, VF Sportswear Coalition based in New York. Mr. Smith began his career at Phillips-Van Heusen Corporation and also worked for London Fog Industries, Inc. in various management positions, including Chief Operations Officer and President of London Fog Retail, Pacific Trail Outerwear and other roles in planning, operations, and business systems.

Richard F. Westenberger joined the Company in 2009 as Executive Vice President & Chief Financial Officer. Mr. Westenberger’s responsibilities include management of the Company’s finance and information technology functions. Prior to joining the Company, Mr. Westenberger served as Vice President of Corporate Finance and Treasurer of Hewitt Associates, Inc. from 2006 to 2008. From 1996 to 2006, Mr. Westenberger held various senior financial management positions at Sears Holdings Corporation and its predecessor organization, Sears, Roebuck and Co., including Senior Vice President and Chief Financial Officer of Lands’ End, Inc., Vice President of Corporate Planning & Analysis, and Vice President of Investor Relations. Prior to Sears, Mr. Westenberger was with Kraft Foods, Inc. He began his career at Price Waterhouse LLP, a predecessor firm to PwC, and is a certified public accountant.

Jill A. Wilson joined the Company in 2009 as Vice President of Human Resources. In 2010, Ms. Wilson was promoted to Senior Vice President of Human Resources & Talent Development. Ms. Wilson joined the Company after more than 20 years with The May Company and Macy’s. While at Macy’s, Ms. Wilson held various human resource positions of increasing responsibility, including Group Vice President of Human Resources. Ms. Wilson has extensive experience in a broad range of human resource disciplines including global talent management, organizational development, learning and development, compensation, benefits, talent acquisition, and mergers.

Michael C. Wu joined the Company in 2014 as Senior Vice President of Legal and Corporate Affairs, General Counsel & Secretary. From 2006 to 2014, Mr. Wu served as General Counsel and Secretary of Rosetta Stone Inc. From 1999 to 2006, Mr. Wu served in several legal and executive positions with Teleglobe International Holdings Ltd., a publicly traded company, including as Vice President and General Counsel. Prior to joining Teleglobe, Mr. Wu was a Senior Counsel for Global One Communications LLC, a joint venture between Deutsche Telekom, France Telecom and Sprint. Mr. Wu also previously worked at Baker Botts, LLP and a firm which eventually merged into Morgan, Lewis & Bockius LLP.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis, or CD&A, is intended to provide information regarding the Company’s executive compensation program and practices. This CD&A covers a variety of topics, including the Company’s compensation philosophy regarding executive compensation, the role of our Compensation Committee in setting compensation of our executive officers, including our NEOs, and our executive compensation decisions for fiscal 2016.

Our NEOs for fiscal 2016 were:

•	Michael D. Casey, Chairman and Chief Executive Officer;

•	Richard F. Westenberger, Executive Vice President & Chief Financial Officer;

•	Brian J. Lynch, President;

•	Kevin D. Corning, Executive Vice President, International; and

•	Peter R. Smith, Executive Vice President of Supply Chain.

Each of our NEOs was employed by the Company in their respective roles for all of fiscal 2016.

Executive Compensation Highlights for 2016

The Compensation Committee believes that our executive compensation program is appropriately designed to attract and retain superior executive talent and also to drive performance. After review of various factors, including our financial performance, the Compensation Committee took the following actions, among others, with respect to fiscal 2016 compensation for our NEOs:

•	Reviewed the peer group used by the Compensation Committee as a source of comparative compensation data in 2016, and kept the peer group the same, as described below;

•	Paid out annual cash incentive compensation at 90% of target based on the level of achievement of the Company’s 2016 goals for performance in net sales, adjusted EBIT, and adjusted EPS; and

•	Approved grants of stock options and time-based and performance-based restricted shares.

Compensation Governance

What We Do:

Align Pay with Company Performance: A significant portion of our NEOs’ total direct compensation is linked to Company performance in the form of incentive compensation and long-term equity compensation tied to performance options.

Retain an Independent Compensation Consultant: The Compensation Committee retains an independent consultant to advise it on executive and director compensation matters and to help analyze comparative compensation data to confirm that the design and pay levels of our compensation program are consistent with market practices.

Utilize Stock Ownership Guidelines: We have stock ownership guidelines for our executive officers to encourage them to maintain a meaningful equity interest in the Company in order to more closely align their interests with those of our shareholders in general.

Utilize Equity Retention Guidelines: Our equity retention policy for executive officers requires holding periods for time-based restricted stock and time-based stock option grants.

Have Double-Trigger Cash Severance Arrangements in the Event of a Change of Control: Our severance agreements with our NEOs provide for cash severance benefits to be paid only if there is a qualifying termination in connection with a change of control.

What We Do Not Do

No Guaranteed Annual Salary Increases or Guaranteed Bonuses

No Re-Pricing of Stock Options Without Shareholder Approval

No Hedging, Pledging, or Short Sales of Company Stock

No Special Perquisites Provided to Our NEOs

No Equity Grants Below 100% Fair Market Value

Compensation Philosophy

The Company is committed to achieving long-term, sustainable growth and increasing shareholder value. Our compensation philosophy is to set our NEOs’ total direct compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. The Company’s compensation program for our NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis, without encouraging excessive risks, by linking a significant portion of our NEOs’ total direct compensation to Company performance in the form of incentive compensation and long-term performance stock. The principal components of the compensation structure for our NEOs are base salary, annual cash incentive compensation, and long-term equity incentive compensation. Together, the Company refers to these three components as total direct compensation.

Say-on-Pay Results

At the 2016 Annual Meeting of Shareholders, approximately 99% of the votes cast were in favor of the advisory vote to approve executive compensation. While this vote was advisory and not binding, the Compensation Committee carefully considered the result of the say-on-pay vote in the context of our overall compensation philosophy, as well as our compensation policies and decisions. After reflecting on the say-on-pay vote, our Compensation Committee decided that no changes to the 2016 compensation philosophy were necessary. At the Annual Meeting, the Company plans to again hold an annual advisory vote to approve executive compensation (Proposal Number Two). The Compensation Committee plans to continue to consider the results from this year’s and future advisory votes on executive compensation.

Role of the Compensation Committee, Independent Consultant and Management

Our Compensation Committee sets the total direct compensation of our NEOs, as well as the financial performance targets for our NEOs’ annual cash incentive compensation and vesting terms for their equity awards, including performance-based awards. Our Compensation Committee has engaged Hay Group, an independent compensation consultant, to advise it on executive and director compensation matters. Hay Group also assists the Committee in gathering and analyzing comparative compensation data both from among the companies in Hay Group’s Retail Industry Executive and Management Total Remuneration Survey and from our peer group, each as described in more detail below. With the goal of maintaining the effectiveness of our executive compensation program, and not to alter our compensation philosophy, our Compensation Committee reviews the reasonableness of compensation for our executive officers, including our NEOs, and compares it with compensation data from Hay Group’s Retail Survey, as described below, and our peer group.

Hay Group serves at the discretion of the Compensation Committee and regularly attends executive sessions with the Compensation Committee. At the direction of the Compensation Committee, our Chief Executive Officer works with Hay Group to review comparative compensation data and makes recommendations for base salary, annual cash incentive compensation, and long-term equity incentive compensation for our NEOs, other than himself. Compensation for our Chief Executive Officer is set by the Compensation Committee, without any involvement by the Chief Executive Officer, based on recommendations made by Hay Group. The Compensation Committee has assessed the independence of Hay Group pursuant to the SEC’s rules and has determined that the work provided by Hay Group did not raise a conflict of interest.

Factors Used in Determining Executive Compensation

In setting compensation of all NEOs, our Compensation Committee takes into account multiple objective and subjective factors, including:

•	the nature and scope of each executive’s responsibilities;

•	comparative compensation data for executives in similar positions at companies in Hay Group’s Retail Survey and in our peer group, as described below;

•	each executive’s experience, performance, and contribution to the Company;

•	the Company’s performance;

•	prior equity awards and potential future earnings from equity awards;

•	retention needs; and

•	any other factors the Compensation Committee deems relevant.

The Retail Survey and Peer Group Analysis

The survey conducted by Hay Group is comprised of 139 companies in the retail and wholesale industries and provides comparable compensation information by controlling for differences in companies’ revenue size and in the scope of responsibility of different executives. Beginning in August 2012, the Compensation Committee, at the advice of Hay Group, began using a subset of Hay Group’s survey for executive compensation market assessment. For fiscal 2016, this subset included 44 companies (“Retail Survey” as listed in Appendix A). The Compensation Committee believes that these companies are engaged in businesses more similar to the Company’s business than the other companies in Hay Group’s survey because they are largely apparel and related products retailers or department stores who primarily sell apparel and related products.

In addition, our Compensation Committee has established a peer group, which is generally comprised of companies in the retail or wholesale industries that primarily conduct business in apparel or related accessories, sell products under multiple brands through retail and outlet stores, and have net sales generally between one-half and two times the Company’s net sales. For the Company’s fiscal 2016 analysis, our peer group was comprised of the following fifteen companies:

Abercrombie & Fitch Co.	Fossil Group, Inc.
American Eagle Outfitters, Inc.	Guess?, Inc.
Ascena Retail Group, Inc.	Hanesbrands Inc.
Chico’s FAS, Inc.	Lands’ End, Inc.
The Children’s Place, Inc.	Ulta Beauty, Inc.
Coach, Inc.	Under Armour, Inc.
Columbia Sportswear Company	Urban Outfitters, Inc.
DSW Inc.

In August 2016, our Compensation Committee conducted with Hay Group its annual review of our peer group and determined, based on the criteria established for inclusion in the peer group, to keep the peer group the same for fiscal 2017.

Total Direct Compensation

In setting a total direct compensation target for each NEO, our Compensation Committee considers both the objective and subjective factors set forth above, as well as prior equity awards, potential future earnings from equity awards, and retention needs. The Compensation Committee also reviews total direct compensation, and its individual components, at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in the Retail Survey and our peer group to understand where the compensation it sets falls relative to market practices. These levels were selected because the Compensation Committee reviews this peer data as a reference point in determining whether the total compensation opportunity is likely to provide sufficient motivation and retention as well as whether it properly reflects the NEO’s role and scope of responsibilities relative to the companies in the Retail Survey and our peer group. The Compensation Committee chose the actual amount of each element of compensation and the total compensation opportunity of each executive officer based, in part, on its review of data for the companies in the Retail Survey and our peer group, and in part, on the factors discussed above under the heading “Factors Used in Determining Executive Compensation” and below in respect of actual compensation decisions for fiscal 2016.

Throughout fiscal 2016, our Compensation Committee reviewed compensation data from the Retail Survey and our peer group to compare the compensation of our NEOs.

Base Salary

When setting base salaries for our NEOs, our Compensation Committee considers the objective and subjective factors set forth above and also reviews base salaries at the 25th, 50th, and 75th percentile levels paid to executives in similar positions at the companies in the Retail Survey and our peer group, as appropriate.

Utilizing base salary data from the Retail Survey and base salary data for the Company’s peer group, as well as making adjustments in light of the objective and subjective factors discussed above, the Committee determined to increase base salaries for fiscal 2016 for each of our NEOs, to better align with market competitive levels.

Annual Cash Incentive Compensation

The Company makes annual cash incentive compensation (through our Amended and Restated Incentive Compensation Plan) a significant component of our NEOs’ targeted total direct compensation in order to motivate our executives to meet and exceed the Company’s annual operating plans. For each NEO, our Compensation Committee approves target annual cash incentive compensation as a percentage of such NEO’s base salary. In establishing these annual cash incentive compensation targets, the Compensation Committee considers our NEOs’ potential total direct compensation in light of the Company’s compensation philosophy and comparative compensation data. Our NEOs may also receive special bonuses in recognition of special circumstances or for superior performance.

In February 2016, our Compensation Committee set the following fiscal 2016 annual cash incentive compensation targets for our NEOs: 125% of base salary for Mr. Casey, 100% for Mr. Lynch, 75% for Messrs. Corning, Smith, and Westenberger.

The NEOs can earn their annual cash incentive compensation based upon the Company’s achievement of financial performance targets pre-determined by the Compensation Committee. In accordance with our Incentive Compensation Plan, for fiscal 2016, the Compensation Committee used three financial performance metrics to determine the amount, if any, of annual cash incentive compensation to be paid under our Incentive Compensation Plan: net sales (weighted at 35%); earnings before interest and taxes (“EBIT”), adjusted, if applicable, in the same manner as for presentation to the financial markets (weighted at 30%); and diluted earnings per share (“EPS”), adjusted, if applicable, in the same manner as for presentation to the financial markets (weighted at 35%).

Our Compensation Committee selected net sales, EBIT, and adjusted diluted EPS as performance metrics because it believes these metrics to be key measures that are aligned with the interests of our shareholders and help to measure the quality of our earnings.

Our Compensation Committee has the discretion not to award or reduce annual cash incentive compensation, even if the Company achieves its financial performance targets, and to take into account personal performance in determining the percentage of each NEO’s annual cash incentive compensation to be paid, if any. For example, our Compensation Committee has discretion to reduce future incentive compensation awards based on financial restatements or misconduct. In addition, in accordance with the requirements of the Sarbanes-Oxley Act of 2002, Messrs. Casey and Westenberger are subject to the adjustment, cancellation, or recovery of incentive awards or payments made to them in the event of a financial restatement.

Our NEOs could have earned from 0% to 200% of their target annual cash incentive compensation in fiscal 2016 based upon the Company’s achievement of the following targets, weighted at the following percentages:

	Net Sales ($ in billions) (35%)	Adjusted EBIT ($ in millions) (30%)	Adjusted Diluted EPS (35%)
25% of Target Annual Cash Incentive Compensation (Threshold)	$3.080	$404.0	$4.63
100% of Target Annual Cash Incentive Compensation (Target)	$3.215	$441.0	$5.09
200% of Target Annual Cash Incentive Compensation (Maximum)	$3.290	$467.0	$5.41
Actual 2016 Performance	$3.199	$425.7	$5.14

Based on the Company’s fiscal 2016 performance, our NEOs were awarded 90% of their cash incentive compensation targets for fiscal 2016. Actual payouts for the NEOs are shown in the Summary Compensation Table.

Long-Term Equity Incentive Compensation

Our Equity Incentive Plan allows for various types of equity awards, including stock options, restricted stock, restricted stock units, stock appreciation rights, and deferred stock. Awards under our Equity Incentive Plan are granted to recruit, motivate, and retain employees and in connection with promotions or increased responsibility. Historically, our Compensation Committee has awarded time-based stock options, time and performance-based restricted stock, and time-based restricted stock units, although it could use other forms of equity awards in the future.

All awards under our Equity Incentive Plan must be approved by our Compensation Committee. Our Compensation Committee determines the type, timing, and amount of equity awards granted to each of our NEOs after considering their previous equity awards, base salary, and target annual cash incentive compensation in light of the Company’s compensation philosophy. Our Compensation Committee also considers the comparative compensation data in the Retail Survey and our peer group, and our desire to retain and motivate our NEOs and to align their goals with the long-term goals of our shareholders. Our Compensation Committee’s practice is to approve grants of stock options, restricted stock, and restricted stock units at regularly scheduled meetings. Our Compensation Committee may also make equity grants at special meetings or by unanimous written consent. Our Compensation Committee could select a date subsequent to a regularly scheduled meeting on which to grant equity awards. Our Compensation Committee sets the exercise prices of equity awards at the closing price of our common stock on the NYSE on the date of grant.

In considering the value of equity awards, we calculate the value of stock option awards by using the Black-Scholes option pricing valuation method and the value of time-based and performance-based restricted stock awards equal to the closing price of our common stock on the date of grant.

In February 2016, based on criteria described above, our Compensation Committee approved annual stock option, restricted stock, and performance-based restricted stock grants for each NEO. The following table details the number of shares underlying the grants to each of our NEOs. A more detailed description of such grants can be seen below in the table “Fiscal 2016 Grants of Plan-Based Awards” and its footnotes.

	Michael Casey	Richard Westenberger	Brian Lynch	Kevin Corning	Peter Smith
Stock Options	44,500	5,220	10,400	5,220	5,220
Restricted Stock	13,800	8,220	13,132	5,020	5,020
Performance-Based Restricted Stock	27,560	3,400	6,810	3,400	3,400

Each NEO’s performance-based restricted shares granted in February 2016 are eligible to vest in fiscal 2019 in varying percentages (between 25% and 150%) if the Company achieves certain growth in EPS (as adjusted for items judged to be non-recurring or unusual in nature), measured from fiscal 2016 to fiscal 2018. Once vested, the performance-based restricted shares granted to Mr. Casey may not be sold for an additional one-year period (except to satisfy tax obligations resulting from vesting of such shares).

All of the time-based stock option and time-based restricted stock awards granted to our NEOs in fiscal 2016 are subject to the equity retention policy described below, contingent on the NEO’s continued employment with the Company, and vest in four equal annual installments on the anniversary of each grant date.

Stock Ownership Guidelines and Equity Retention Policy

Our Compensation Committee regularly reviews the equity ownership of our NEOs compared to the Company’s minimum ownership guidelines. Under the Company’s minimum ownership guidelines, no NEO may sell Company stock (other than to cover the tax obligations resulting from the vesting of Company restricted stock or from exercising vested stock options) unless they own shares of Company stock with a total market value in excess of a multiple of his base salary and continues to maintain such level of ownership after such sale. For fiscal 2016, the ownership multiples for our NEOs were as follows:

Multiple of Base Salary
Chief Executive Officer	7x
President	4x
Executive Vice Presidents	3x

During fiscal 2016 each of our NEOs was in compliance with his applicable ownership multiple.

Our equity retention policy for NEOs requires that, prior to any sale, any time-based restricted stock granted to an NEO after January 1, 2009 be held for four years following the date of grant, except for any withholding to cover tax obligations resulting from the vesting of such shares. The policy also requires that shares underlying time-based options granted after January 1, 2009 be held for at least one year from the date of vesting. Further, hedging and pledging of Company stock is prohibited under the Company’s policies to ensure that the interests of the holders of Company stock are fully aligned with those of shareholders in general. During 2016, none of our NEOs hedged or pledged any shares of Company stock.

401(k) Plan

The Company’s 401(k) matching program provides Company matching of employee contributions, including contributions by NEOs, at the discretion of the Company, based on the Company’s performance. In February 2017, the Company announced that employee contributions made to the Company’s 401(k) plan in fiscal 2016 would be matched by the Company up to 8% of the employee’s annual base salary for all eligible employees, up to the maximum amount permitted by the Internal Revenue Service.

Accounting and Tax Considerations

Accounting, tax, and related financial implications to the Company and our NEOs are considered during the analysis of our compensation and benefits program and individual elements of each. Overall, the Compensation Committee seeks to balance attainment of our compensation objectives with the need to maximize current tax deductibility of compensation that may impact earnings and other measures of importance to shareholders. The Compensation Committee determined that the accounting and tax impacts described below regarding Internal Revenue Code Section 162(m) were reasonable in light of our objectives.

In general, base salary, annual cash incentive bonus payments, and the costs related to benefits and perquisites are recognized as compensation expense at the time they are earned or provided. Share-based compensation expense is recognized in our consolidated statements of operations for stock options, restricted stock, and performance shares.

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to a company’s principal executive officer and the company’s three most highly compensated executive officers, other than its principal financial officer. This limitation generally does not apply to performance-based compensation that is awarded under a plan that is approved by the shareholders of a company and that also meets certain other technical requirements. While the

Compensation Committee is mindful of the benefit to our performance of full deductibility of compensation, the Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) of the Internal Revenue Code where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Compensation Committee has not adopted a policy that requires that all compensation be deductible and approval of compensation, including the grant of stock options or other “performance-based compensation” to our executive officers, by the Compensation Committee is not a guarantee of deductibility under the Internal Revenue Code. The Compensation Committee intends to continue to compensate our executive officers in a manner consistent with the best interests of our shareholders.

Severance Agreements with NEOs

Each of our current NEOs has a severance agreement with the Company. In the event that a NEO is terminated by the Company for “cause,” retires, becomes disabled, or dies, the executive or his estate will be provided his base salary and medical and other benefits through the termination of his employment.

If a NEO is terminated without “cause,” or a NEO terminates for “good reason” (with “cause” and “good reason” defined in each executive’s respective agreement and summarized below) the Company will be obligated to pay such executive’s base salary for 24 months in the case of Mr. Casey, for 18 months in the case of Mr. Lynch, and for 12 months in the cases of Messrs. Corning, Smith, and Westenberger. In each case, base salary will be paid in bi-weekly installments. The Company is also obligated to pay each NEO a pro-rated annual cash incentive compensation amount that would have been earned by each such executive if he had been employed at the end of the year in which his employment was terminated. The determination of whether an annual cash incentive compensation is payable to the NEO will not take into account any individual performance goals and shall be based solely on the extent to which Company performance goals have been met. Additionally, the Company is obligated to pay the medical, dental, and life insurance benefits for 24 months in the case of Mr. Casey, for 18 months in the case of Mr. Lynch, and for 12 months in the case of Messrs. Corning, Smith, and Westenberger.

In the event that within two years following a “change of control” (with “change of control” defined in each executive’s agreement) the Company terminates the NEO’s employment, other than for “cause” or such executive terminates his employment for “good reason,” the Company shall pay such NEO’s base salary, medical, dental, and life insurance benefits for 36 months in the case of Mr. Casey, 30 months in the case of Mr. Lynch, and 24 months in the case of Messrs. Corning, Smith, and Westenberger. In the event of a “change of control” of the Company, all unvested stock options and all unvested shares of restricted stock held by the NEO shall fully vest.

Severance payments made to the NEOs are subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

Under the agreements with each of our NEOs, “cause” is generally deemed to exist when such NEO has: (i) been convicted of a felony or entered a plea of guilty or no contest to a felony; (ii) committed fraud or other act involving dishonesty for personal gain which is materially injurious to the Company; (iii) materially breached his obligations of confidentiality, intellectual property assignment, non-competition, non-solicitation, or non-disparagement against the Company after a cure period, provided such breach by its nature was curable; (iv) willfully engaged in gross misconduct which is injurious to the Company; or (v) after a cure period, willfully refused to substantially perform his duties or is grossly negligent in performance of such duties.

Under the agreements with our NEOs, “good reason” is generally deemed to exist when there is (i) a material reduction in the executive’s title, duties, or responsibilities; (ii) a material change in the geographic location at which the executive must perform services; or (iii) a material breach of the executive’s agreement by the Company.

Potential Payments Upon Termination or Change of Control

Termination

As described in more detail above under the heading “Severance Agreements with NEOs,” we have entered into certain agreements and maintain certain plans that may require us in the future to make certain payments and provide certain benefits in the event of a termination of employment.

For purposes of the table below, a hypothetical termination without “cause” or for “good reason” is assumed to have occurred as of December 31, 2016, the last day of fiscal 2016. The table below indicates the payment and provision of other benefits that would be owed to each of our NEOs as the result of such a termination. There can be no assurance that a termination of employment of any of our NEOs would produce the same or similar results as those set forth below on any other date. The terms “without cause” and “good reason” are defined in the agreements with our executives and summarized above under the heading “Severance Agreements with NEOs.”

	Michael Casey	Richard Westenberger	Brian Lynch	Kevin Corning	Peter Smith
Base Salary	$1,980,000	$575,000	$1,065,000	$520,000	$490,000
Cash Incentive Compensation (a)	2,227,600	388,200	958,500	351,000	330,800
Health and Other Benefits	20,242	10,543	15,183	10,463	10,045

Total	$4,227,842	$973,743	$2,038,683	$881,463	$830,845

(a)	Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2016 described in more detail under the heading “Annual Cash Incentive Compensation” above.

Change of Control and Termination Following a Change of Control

In the event of a change of control, as that term is defined under the Company’s Equity Incentive Plan and individual awards, all unvested stock options and all unvested shares of restricted stock shall fully vest. In addition, as described in more detail above under the heading “Severance Agreements with NEOs,” we have entered into certain agreements that may require us to make certain payments and provide certain benefits to our NEOs in the event of their termination in relation to a change of control (with “change of control” defined in each executive’s agreement).

For purposes of the table below, we have assumed that all unvested stock options and all unvested shares of restricted stock have fully vested immediately prior to a change of control on December 31, 2016, the last day of fiscal 2016, and that a termination without “cause” occurred immediately following a change of control on December 31, 2016. The estimated benefit amount of unvested options was calculated by multiplying the number of in-the-money unvested options held by the applicable NEO by the difference between the closing price of our common stock on December 31, 2016, as reported by the NYSE, which was $86.39, and the exercise price of the option. The estimated benefit amount of unvested restricted stock was calculated by multiplying the number of restricted shares held by the applicable NEO by the closing price of our common stock on December 31, 2016, as reported by the NYSE, which was $86.39.

There can be no assurance that a change of control would produce the same or similar results as those set forth below on any other date or at any other price.

	Michael Casey	Richard Westenberger	Brian Lynch	Kevin Corning	Peter Smith
Base Salary	$2,970,000	$1,150,000	$1,775,000	$1,040,000	$980,000
Cash Incentive Compensation (a)	3,341,400	776,400	1,597,500	702,000	661,600
Health and Other Benefits	30,363	21,087	25,305	20,926	20,089
Option Value	1,986,094	98,425	1,267,988	179,785	—
Restricted Stock Value	10,678,668	1,904,468	3,558,490	1,757,605	973,615

Total	$19,006,525	$3,950,379	$8,224,283	$3,700,315	$2,635,304

(a)	Cash incentive compensation calculations are based on cash incentive compensation targets achieved in fiscal 2016 described in more detail under the heading “Annual Cash Incentive Compensation” above.

Perquisites and Other Benefits

Except for the 401(k) matching program, which applies to all employees, our NEOs do not receive any perquisites or other benefits on an annual basis. The cost of providing these benefits and perquisites to the NEOs is included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table and detailed in the footnotes to such table.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed with Company management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Submitted by the Compensation Committee

Mr. Paul Fulton, Chairman
Ms. Amy Woods Brinkley
Mr. A. Bruce Cleverly
Mr. Jevin S. Eagle

FISCAL 2016 SUMMARY COMPENSATION TABLE

The table below provides information concerning the compensation of our NEOs.

In the “Salary” column, we disclose the base salary paid to each of our NEOs during fiscal 2016, 2015, and 2014.

In the “Bonus” column, we disclose the cash bonuses earned during fiscal 2016, 2015, and 2014, other than amounts earned pursuant to the Company’s Amended and Restated Incentive Compensation Plan, which are reported in the “Non-Equity Incentive Compensation” column.

In the “Stock Awards” and “Option Awards” columns, we disclose the total fair value of the grants made in fiscal 2016, 2015, and 2014, without a reduction for assumed forfeitures. For restricted stock, the fair value is calculated using the closing price on the NYSE of our stock on the date of grant. For time-based and performance-based stock options, the fair value is calculated based on assumptions summarized in Note 9 to our audited consolidated financial statements, which are included in our fiscal 2016 Annual Report.

In the “Non-Equity Incentive Plan Compensation” column, we disclose the dollar value of all compensation earned in fiscal 2016, 2015, and 2014 pursuant to the Company’s Amended and Restated Incentive Compensation Plan.

In the “All Other Compensation” column, we disclose the dollar value of all other compensation that could not properly be reported in other columns of the Fiscal 2016 Summary Compensation Table, including perquisites, amounts reimbursed for the payment of taxes, and other payments paid by the Company for the benefit of our NEOs.

FISCAL 2016 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(a)	Bonus ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (e)	Total ($)
Michael D. Casey	2016	$980,769	—	$3,749,698	$948,207	$1,113,800	$184,365	$6,976,839
Chairman of the Board of Directors and	2015	$949,846	—	$3,460,800	$687,400	$1,346,000	$159,960	$6,604,006
Chief Executive Officer	2014	$936,000	—	$3,082,050	$594,000	$1,407,900	$267,150	$6,287,100

Richard F. Westenberger	2016	$570,385	—	$1,053,469	$111,228	$388,200	$47,852	$2,171,134
Executive Vice President &	2015	$550,769	—	$420,240	$83,470	$471,100	$36,766	$1,562,345
Chief Financial Officer	2014	$545,480	—	$390,393	$75,240	$483,000	$40,832	$1,534,945

Brian J. Lynch	2016	$703,846	—	$1,807,942	$221,604	$639,000	$75,573	$3,447,965
President	2015	$683,846	—	$865,200	$171,850	$774,000	$62,995	$2,557,891
	2014	$688,253	—	$770,513	$148,500	$814,100	$61,950	$2,483,316

Kevin D. Corning	2016	$515,385	—	$763,357	$111,228	$351,000	$48,055	$1,789,025
Executive Vice President, International	2015	$500,385	—	$420,240	$83,470	$424,900	$44,526	$1,473,521
	2014	$503,942	—	$390,393	$75,240	$446,600	$44,112	$1,460,287

Peter R. Smith	2016	$485,385	—	$763,357	$111,228	$330,800	$163,845	$1,854,615
Executive Vice President of Supply Chain	2015	$151,635	$150,000	$330,144	$185,971	$124,800	$104,305	$1,046,855

(a)	Base salary for each NEO was based on a 364-day fiscal year for fiscal 2016 and 2015 in 2014 and a 370-day fiscal year in fiscal 2014.

(b)	One-time signing bonus at inception of employment.

(c)	The amounts disclosed in this column represent the total grant date fair value for the following grants:

•	The time-based restricted stock awards vest in four equal, annual installments beginning one year from the date of the grant.

•	Vesting of the performance-based stock awards granted in fiscal 2014 occurred on February 23, 2017. Vesting of the performance-based stock awards granted in fiscal 2015 and 2016 is contingent upon meeting specific performance targets through fiscal 2017 and 2018, respectively, and service vesting through 2018 and 2019, respectively. For Mr. Casey, once vested, the performance-based restricted shares granted after 2012 may not be sold for an additional one-year period (except to satisfy tax obligations resulting from vesting of such shares).

Name	Grant Date	Time-Based Restricted Shares	Performance- Based Restricted Shares	Grant Date Fair Value per Share

Michael D. Casey	2/18/2014	15,000	30,000	$68.49
	2/18/2015	14,000	28,000	$82.40
	2/16/2016	13,800	27,560	$90.66

Richard F. Westenberger	2/18/2014	1,900	3,800	$68.49
	2/18/2015	1,700	3,400	$82.40
	2/16/2016	8,220	3,400	$90.66

Brian J. Lynch	2/18/2014	3,750	7,500	$68.49
	2/18/2015	3,500	7,000	$82.40
	2/16/2016	13,132	6,810	$90.66

Kevin D. Corning	2/18/2014	1,900	3,800	$68.49
	2/18/2015	1,700	3,400	$82.40
	2/16/2016	5,020	3,400	$90.66

Peter R. Smith	11/11/2015	3,800		$86.88
	2/16/2016	5,020	3,400	$90.66

(d)	The amounts disclosed in this column represent the total grant date fair value for the following grants. These time-based stock options vest in four equal, annual installments beginning one year from the date of the grant. Information concerning how the Company uses the Black-Scholes model to determine the fair value of stock options can be found in Note 9 to the Company’s consolidated financial statements included in Item 8 of our Annual Report.

Name	Grant Date	Time-Based Stock Options Granted	Black-Scholes Fair Value	Option Exercise Price

Michael D. Casey	2/18/2014	30,000	$19.80	$68.49
	2/18/2015	28,000	$24.55	$82.40
	2/16/2016	44,500	$21.31	$90.66

Richard F. Westenberger	2/18/2014	3,800	$19.80	$68.49
	2/18/2015	3,400	$24.55	$82.40
	2/16/2016	5,220	$21.31	$90.66

Brian J. Lynch	2/18/2014	7,500	$19.80	$68.49
	2/18/2015	7,000	$24.55	$82.40
	2/16/2016	10,400	$21.31	$90.66

Kevin D. Corning	2/18/2014	3,800	$19.80	$68.49
	2/18/2015	3,400	$24.55	$82.40
	2/16/2016	5,220	$21.31	$90.66

Peter R. Smith	11/11/2015	8,200	$22.68	$86.88
	2/16/2016	5,220	$21.31	$90.66

(e)	The amounts shown as “All Other Compensation” for fiscal 2016 consist of the following:

Name	401 (k) Company Match	Dividends Paid on Unvested Restricted Stock	Relocation (i)	Gross-ups	Tax Assistance	Total
Michael D. Casey	$21,200	$163,165	—	—	—	$184,365
Richard F. Westenberger	$18,000	$29,099	—	—	—	$47,099
Brian J. Lynch	$21,200	$54,373	—	—	—	$75,573
Kevin D. Corning	$21,200	$26,855	—	—	—	$48,055
Peter R. Smith	$21,200	$15,817	$126,827	—	—	$163,844

FISCAL 2016 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each grant of plan-based awards made to an NEO in fiscal 2016. This includes incentive compensation awards granted under our Incentive Compensation Plan and stock option and restricted stock awards granted under our Equity Incentive Plan. The threshold, target, and maximum columns reflect the range of estimated payouts under these plans for fiscal 2016. The exercise price disclosed is equal to the closing market price of our common stock on the date of the grant. The last column reports the aggregate grant date fair value of all awards made in fiscal 2016 as if they were fully vested on the grant date.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)			Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base Price of Option Awards ($/Sh) (e)	Grant Date Fair Value of Stock and Option Name Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael D. Casey	Cash Incentive Compensation	—	$309,375	$1,237,500	$2,475,000	—	—	—	—	—
	Shares (b)	2/16/2016	—	—	—	—	13,800	13,800	—	$1,251,108
	Shares (c)	2/16/2016	—	—	—	6,890	27,560	41,130	—	$2,498,590
	Options (d)	2/16/2016	—	—	—	—	44,500	44,500	$90.66	$948,295

Richard F. Westenberger	Cash Incentive Compensation	—	$107,813	$431,250	$862,500	—	—	—	—	—
	Shares (b)	2/16/2016	—	—	—	—	8,220	8,220	—	$745,225
	Shares (c)	2/16/2016	—	—	—	850	3,400	5,100	—	$308,244
	Options (d)	2/16/2016	—	—	—	—	5,220	5,220	$90.66	$111,238

Brian J. Lynch	Cash Incentive Compensation	—	$177,500	$710,000	$1,420,000	—	—	—	—	—
	Shares (b)	2/16/2016	—	—	—	—	13,132	13,132	—	$1,190,547
	Shares (c)	2/16/2016	—	—	—	1,702	6,810	10,215	—	$617,395
	Options (d)	2/16/2016	—	—	—	—	10,400	10,400	$90.66	$221,624

Kevin D. Corning	Cash Incentive Compensation	—	$97,500	$390,000	$780,000	—	—	—	—	—
	Shares (b)	2/16/2016	—	—	—	—	5,020	5,020	—	$455,113
	Shares (c)	2/16/2016	—	—	—	850	3,400	5,100	—	$308,244
	Options (d)	2/16/2016	—	—	—	—	5,220	5,220	$90.66	$111,238

Peter R. Smith	Cash Incentive Compensation	—	$91,875	$367,500	$735,000	—	—	—	—	—
	Shares (b)	2/16/2016	—	—	—	—	5,020	5,020	—	$455,113
	Shares (c)	2/16/2016	—	—	—	850	3,400	5,100	—	$308,244
	Options (d)	2/16/2016	—	—	—	—	5,220	5,220	$90.66	$111,238

(a)	The amounts shown under the “Threshold” column represent 25% of the target cash incentive compensation, assuming threshold-level performance is achieved under the financial performance measures. The amounts shown under the “Target” column represent 100% of the target cash incentive compensation, assuming target-level performance is achieved under the financial performance measures. The amounts shown under the “Maximum” column represent 200% of the target cash incentive compensation, assuming maximum-level performance is achieved under the financial performance measures.
(b)	Shares of time-based restricted stock were granted pursuant to the Company’s Equity Incentive Plan. These restricted shares vest ratably in four equal, annual installments beginning one year from the date of the grant.
(c)	Shares of performance-based restricted stock were granted pursuant to the Company’s Equity Incentive Plan. These restricted shares vest upon meeting specific performance targets through fiscal 2019 and service vesting through fiscal 2019. Once vested, the performance-based restricted shares for Mr. Casey may not be sold for an additional one-year period (except to satisfy tax obligations resulting from vesting of such shares). The amounts shown under the “Threshold” column represent 25% of the target grant award, assuming threshold-level performance is achieved under the performance vesting criteria. The amounts shown under the “Target” column represent 100% of the target grant award, assuming target-level performance is achieved under the performance vesting criteria. The amounts shown under the “Maximum” column represent 150% of the target grant award, assuming maximum-level performance is achieved under the performance vesting criteria. The dollar amounts under the “Grant Date Fair Value of Stock and Option Awards” are calculated based on the number of awards reported under the “Target” column.
(d)	Time-based stock options were granted pursuant to the Company’s Equity Incentive Plan. These stock options vest ratably in four equal, annual installments beginning one year from the date of the grant. Information concerning how the Company uses the Black-Scholes model to determine the fair value of stock options can be found in Note 9 to the Company’s consolidated financial statements included in Item 8 of the Company’s Annual Report on Form 10-K for fiscal 2016.
(e)	The stock options awarded have an exercise price based on the closing price of the Company’s common stock as traded on the NYSE on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL 2016 YEAR-END

The following table provides information regarding unexercised stock options, stock that has not yet vested, and equity incentive plan awards for each NEO outstanding as of the end of fiscal 2016. Each outstanding award is represented by a separate row that indicates the number of securities underlying the award.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (a) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (c)

Michael D. Casey	106,095	—	—	$17.90	8/6/2018
	100,000	—	—	$18.14	3/12/2019
	80,000	—	—	$28.04	2/16/2020
	80,000	—	—	$28.44	2/24/2021
	70,000	—	—	$42.61	2/22/2022
	37,500	12,500	—	$59.27	2/20/2023
	15,000	15,000	—	$68.49	2/18/2024
	7,000	21,000	—	$82.40	2/18/2025
	—	44,500	—	$90.66	2/16/2026
						123,610	$10,678,668

Richard F. Westenberger	12,000	—	—	$28.44	2/24/2021
	8,000	—	—	$42.61	2/22/2022
	6,000	2,000	—	$59.27	2/20/2023
	1,900	1,900	—	$68.49	2/18/2024
	850	2,550	—	$82.40	2/18/2025
	—	5,220	—	$90.66	2/16/2026
						22,045	$1,904,468

Brian J. Lynch	4,500	—	—	$18.14	3/12/2019
	13,000	—	—	$28.04	2/16/2020
	12,000	—	—	$28.44	2/24/2021
	8,000	—	—	$42.61	2/22/2022
	13,500	4,500	—	$59.27	2/20/2023
	3,750	3,750	—	$68.49	2/18/2024
	1,750	5,250	—	$82.40	2/18/2025
	—	10,400	—	$90.66	2/16/2026
						41,191	$3,558,490

Kevin D. Corning	15,000	5,000	—	$59.27	2/20/2023
	1,900	1,900	—	$68.49	2/18/2024
	850	2,550	—	$82.40	2/18/2025
	—	5,220	—	$90.66	2/16/2026
						20,345	$1,757,605

Peter R. Smith	2,050	6,150	—	$86.88	11/11/2025
	—	5,220	—	$90.66	2/16/2026
						11,270	$973,615

(a)	Unexercisable options relate to the awards listed in the table below. These time-based stock options vest in four equal, annual installments beginning one year from the date of the grant.

Name	Grant Date	Time-Based Stock Options Granted	Black-Scholes Fair Value	Option Exercise Price

Michael D. Casey	2/20/2013	50,000	$20.09	$59.27
	2/18/2014	30,000	$19.80	$68.49
	2/18/2015	28,000	$24.55	$82.40
	2/16/2016	44,500	$21.31	$90.66

Richard F. Westenberger	2/20/2013	8,000	$20.09	$59.27
	2/18/2014	3,800	$19.80	$68.49
	2/18/2015	3,400	$24.55	$82.40
	2/16/2016	5,220	$21.31	$90.66

Brian J. Lynch	2/20/2013	18,000	$20.09	$59.27
	2/18/2014	7,500	$19.80	$68.49
	2/18/2015	7,000	$24.55	$82.40
	2/16/2016	10,400	$21.31	$90.66

Kevin D. Corning	2/20/2013	20,000	$20.09	$59.27
	2/18/2014	3,800	$19.80	$68.49
	2/18/2015	3,400	$24.55	$82.40
	2/16/2016	5,220	$21.31	$90.66

Peter R. Smith	11/11/2015	8,200	$22.68	$86.88
	2/16/2016	5,220	$21.31	$90.66

(b)	Equity Incentive Plan awards relate to the following grants:

•	The time-based restricted stock awards vest in four equal, annual installments beginning one year from the date of the grant.

•	Vesting of the performance-based stock awards granted in fiscal 2014 occurred on February 23, 2017. Vesting of the performance-based stock awards granted in fiscal 2015 and 2016 is contingent upon meeting specific performance targets through fiscal 2017 and 2018, respectively, and service vesting through fiscal 2018 and 2019, respectively. For Mr. Casey, once vested, the performance-based restricted shares granted to him after 2012 may not be sold for an additional one-year period (except to satisfy tax obligations resulting from vesting of such shares).

Name	Grant Date	Time-Based Restricted Shares	Performance- Based Restricted Shares	Grant Date Fair Value per Share

Michael D. Casey	2/20/2013	25,000	50,000	$59.27
	2/18/2014	15,000	30,000	$68.49
	2/18/2015	14,000	28,000	$82.40
	2/16/2016	13,800	27,560	$90.66

Richard F. Westenberger	2/18/2013	4,000	8,000	$59.27
	2/18/2014	1,900	3,800	$68.49
	2/18/2015	1,700	3,400	$82.40
	2/16/2016	8,220	3,400	$90.66

Brian J. Lynch	2/20/2013	9,000	18,000	$59.27
	2/18/2014	3,750	7,500	$68.49
	2/18/2015	3,500	7,000	$82.40
	2/16/2016	13,132	6,810	$90.66

Kevin D. Corning	2/20/2013	10,000	8,000	$59.27
	2/18/2014	1,900	3,800	$68.49
	2/18/2015	1,700	3,400	$82.40
	2/16/2016	5,020	3,400	$90.66

Peter R. Smith	11/11/2015	3,800		$86.88
	2/16/2016	5,020	3,400	$90.66

(c)	Amount based on the closing market price per share of the Company’s common stock as traded on the NYSE on December 30, 2016, the last trading day of fiscal 2016, of $86.39.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2016

The following table provides information concerning our NEOs’ exercises of stock options and vesting of restricted stock during fiscal 2016. The table reports, on an aggregate basis, the number of securities acquired upon exercise of stock options, the dollar value realized upon exercise of stock options, the number of shares of restricted stock that have vested, and the dollar value realized upon the vesting of restricted stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (b)
Michael D. Casey	—	—	72,250	$6,354,453
Richard F. Westenberger	6,500	$500,030	10,900	$957,656
Brian J. Lynch	—	—	23,063	$2,024,904
Kevin D. Corning	—	—	11,400	$1,000,461
Peter R. Smith	—	—	950	$83,686

(a)	Aggregate dollar amount was calculated by multiplying the number of shares acquired by the difference between the market price of the underlying securities at the time of exercise and the exercise price of the stock options.
(b)	Aggregate dollar amount was calculated by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock as traded on the NYSE on the date of vesting.

NONQUALIFIED DEFERRED COMPENSATION

Eligible employees, including our NEOs, may elect annually to defer a portion of their base salary and annual cash incentive compensation under The William Carter Company Deferred Compensation Plan (the “Deferred Compensation Plan”). Under this plan, participants can defer up to 75% of their salary and/or 90% of their cash bonus. At the option of the participant, these amounts may be deferred to a specific date at least two years from the last day of the year in which deferrals are credited into the participant’s account. Interest on deferred amounts is credited to the participant’s account based upon the earnings and losses of one or more of the investments selected by the participant from the various investment alternatives available under the Deferred Compensation Plan.

At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or in substantially equal annual installments over a period of up to five years for “Specified Date” accounts or up to ten years for “Retirement” accounts. If a participant who is an employee of the Company separates from service prior to the elected commencement date for distributions and has not attained age 62 or age 55 and completed ten years of service, then the deferred amounts will be distributed as a lump sum, regardless of the method of distribution originally elected by the participant. If the participant in question has attained age 62 or age 55 with ten years of service and has previously elected to do so on a timely basis, then the participant may receive the amounts in substantially equal annual installments over a period of up to ten years. There is a six-month delay in the commencement of distributions for all participants, if triggered by the participant’s termination or retirement. Changes to deferral elections with respect to previously deferred amounts are permitted only under the limited terms and conditions specified in the Internal Revenue Code and early withdrawals from deferred accounts are permitted only in extreme cases, such as unforeseen financial hardship resulting from an illness or accident of the participant which is demonstrated to the Company’s Retirement Committee.

Name	Employee Contributions (a)	Company Contributions	Aggregate Earnings (b)	Withdrawals or Distributions	Aggregate Balance (c)
Michael D. Casey	—	—	—	—	—
Richard F. Westenberger	$11,049	—	$6,589	—	$95,828
Brian J. Lynch	$11,364	—	$8,543	—	$118,711
Kevin D. Corning	$521,331	—	$124,333	—	$1,626,883
Peter R. Smith	$97,077	—	$3,663	—	$100,740

(a)	All of the amounts reported in this column for Messrs. Westenberger, Lynch, and Smith are also included within the amount reported for that officer in the 2016 Summary Compensation Table. The amount reported in this column for Mr. Corning, includes $223,300 in contributions from his 2014 annual cash incentive compensation which is not included in the amounts reported for him in the 2016 Summary Compensation Table.
(b)	None of the amounts reported in this column are reported in the All Other Compensation column of the 2016 Summary Compensation Table because the Company does not pay guaranteed or preferential earnings on deferred compensation.
(c)	Amounts reported in this column for each NEO include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that NEO’s compensation was required to be disclosed in a previous year.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

The Company has a written policy that requires all transactions with related persons involving more than $10,000 be reviewed by our Chief Financial Officer and General Counsel (or their designees) with our Audit Committee and approved by our Audit Committee. The Company considers the following to be related parties: any director or executive officer of the Company; any nominee for election as a director; any security holder who is known to the Company to own more than five percent of any class of the Company’s voting securities; and any member of the immediate family of any of the parties listed above including such party’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

There were no such transactions during fiscal 2016.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of Carter’s, Inc. common stock owned by each of the following parties as of March 27, 2017, or as of such other date as indicated: (a) each person known by Carter’s, Inc. to own beneficially more than five percent of the outstanding common stock; (b) our NEOs; (c) each director; and (d) all directors and executive officers as a group. Unless otherwise indicated below, the holder’s address is 3438 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326.

Name of Beneficial Owner	Shares	Percent
BlackRock, Inc. (1)	3,753,663	7.6%
The Vanguard Group, Inc. (2)	3,553,502	7.2%
T. Rowe Price Associates, Inc.(3)	3,347,632	6.3%
Janus Capital Management, LLC (4)	3,013,988	6.1%
Michael D. Casey (5)	912,632	1.9%
Brian J. Lynch (5)	137,190	*
Richard F. Westenberger (5)	86,075	*
Kevin D. Corning (5)	56,291	*
Peter Smith (5)	19,396	*
Amy Woods Brinkley (5)	20,207	*
Giuseppina Buonfantino (5)	2,546	*
Vanessa J. Castagna (5)	20,965	*
A. Bruce Cleverly (5)	8,610	*
Jevin S. Eagle (5)	8,571	*
Paul Fulton (5)	85,271	*
William J. Montgoris (5)	28,726	*
David Pulver (5)	51,791	*
Thomas E. Whiddon (5)	68,809	*
All directors and Executive Officers as a group (5)	1,507,080	3.1%

*	Indicates less than 1% of our common stock.

(1)	This information is based on Schedule 13G/A, filed with the SEC on January 23, 2017. BlackRock, Inc. has sole voting power covering 3,539,933 shares and dispositive power covering 3,744,209 shares of our common stock. BlackRock, Inc. has shared dispositive power covering 9,454 shares of our common stock. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(2)	This information is based on Schedule 13G/A, filed with the SEC on February 10, 2017. The Vanguard Group, Inc. has sole voting power covering 28,837 shares and sole dispositive power covering 3,521,577 shares of our common stock. The Vanguard Group, Inc. has shared dispositive power covering 31,925 shares of our common stock. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(3)	This information is based on Schedule 13 filed with the SEC on February 7, 2017. T. Rowe Price Associates, Inc. has sole voting power covering 978,445 shares and sole dispositive power covering 3,347,632 shares of our common stock. The address for T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

(4)	This information is based on Schedule 13G/A, filed with the SEC on February 13, 2017. Janus Capital Management, LLC has sole voting power and dispositive power covering 3,013,988 shares of our common stock. INTECH Investment Management (a direct subsidiary of Janus Capital Management, LLC) has shared voting power and dispositive power covering 10,100 shares of our common stock. The address for Janus Capital Management, LLC is 151 Detroit Street, Denver, CO 80206.

(5)	This amount includes a) number of shares subject to exercisable stock options, including stock options that will become exercisable during the 60 days after March 27, 2017, and b) number of shares of restricted common stock. See the detail for each NEO and all executive officers as a group below. No director holds stock options, and Ms. Buonfantino is the only director who holds restricted stock.

Name	Exercisable Stock Options	Restricted Common Stock

Michael D. Casey	533,270	125,776
Richard F. Westenberger	33,855	19,210
Brian J. Lynch	67,225	36,426
Kevin D. Corning	25,855	16,810
Peter R. Smith	5,405	13,985
All executive officers as a group	732,205	251,782

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company’s common stock, file initial reports of ownership and changes in ownership with the SEC and the NYSE. Based on a review of the copies of such forms furnished to the Company with respect to fiscal 2016, the Company believes that all forms were filed in a timely manner during fiscal 2016.

PROPOSAL NUMBER TWO

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section of this proxy statement beginning on page 20 describes the Company’s executive compensation program and the compensation decisions that the Compensation Committee and Board of Directors made in 2016 with respect to the compensation of the Company’s NEOs.

The Company is committed to achieving long-term, sustainable growth and increasing shareholder value. The Company’s compensation program for its NEOs is designed to support these objectives and encourage strong financial performance on an annual and long-term basis by linking a significant portion of the NEOs’ total direct compensation to Company performance in the form of incentive compensation.

The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal is commonly referred to as the “say-on-pay” vote and is required pursuant to Section 14A of the Exchange Act. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our shareholders and intend to consider the outcome of the vote when determining future compensation arrangements for our NEOs.

The Board recommends a vote FOR the approval of compensation of the Company’s NEOs as disclosed in this proxy statement.

Vote Required

Because this Proposal Number Two asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our NEOs. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

PROPOSAL NUMBER THREE

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In Proposal Number Two above, the Board is asking shareholders to cast an advisory vote for the compensation disclosed in this proxy statement that the Company paid in fiscal 2016 to its NEOs. This advisory vote is referred to as a “say-on-pay” vote. In this Proposal Number Three, the Board is asking the shareholders to cast a non-binding, advisory vote on how frequently the Company should have a “say-on-pay” vote in the future. Shareholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold the “say-on-pay” vote every one, two, or three years. Alternatively, shareholders may indicate that they are abstaining from voting.

The Company believes that say-on-pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation program.

This vote, like the “say-on-pay” vote itself, is not binding on the Board. However, the Compensation Committee and the Board value the views of our shareholders and intend to consider the outcome of the vote when evaluating the frequency with which the “say-on-pay” vote would be taken by the shareholders in the future.

The Board of Directors recommends that shareholders take an advisory vote on executive compensation EVERY YEAR.

Vote Required

Because Proposal Number Three asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee will consider the outcome of the vote when determining the frequency of holding the say-on-pay vote in the future. Abstentions and broker non-votes, if any, will not have any effect on this advisory vote.

PROPOSAL NUMBER FOUR

APPROVAL OF AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BY-LAWS (THE DECLASSIFICATION PROPOSAL—PROPOSALS 4A AND 4B)

The Board has, upon the recommendation of the Nominating and Corporate Governance Committee, unanimously approved and declared advisable, and recommends that the Company’s shareholders approve, an amendment to Article X of our Certificate of Incorporation (Proposal 4A) and to Article 2 of the By-laws (Proposal 4B) that would declassify the Board and provide for the annual election of all directors (together, the “Declassification Proposal”) as described below and in Appendix B for the Certificate of Incorporation and Appendix C for the By-laws.

The approval of both the amendment to the Certificate of Incorporation and the amendment to the By-laws is required to approve the Declassification Proposal. Each of the proposals comprising the Declassification Proposal is cross-conditioned upon the approval by our stockholders of the other proposal comprising the Declassification Proposal. Neither the amendment to the Certificate of Incorporation nor the amendment to the By-laws will be deemed approved unless both of them are approved.

Background of the Proposal

In the past, the Board has concluded that the classified board structure has several advantages, such as providing continuity and stability in pursuing our strategies, encouraging directors to take a long-term perspective and ensuring that a majority of the Board will always have prior experience with the Company. Additionally, classified boards enhance the leverage of the Board when faced with an unsolicited bidder, better enabling it to achieve a greater premium for shareholders in the sale of a company. Although these are important benefits, the Board recognizes that the general governance trend has been towards declassification, and that institutional shareholders and proxy advisory firms strongly support declassification. The Board recognizes the sentiment that a classified structure may reduce directors’ accountability to shareholders because such a structure does not enable shareholders to evaluate directors’ performances annually. Moreover, many shareholders believe that the annual election of directors is important for them to ensure that directors hold management accountable. Finally, classified boards can work as an impediment to value enhancing bids. After careful consideration, the Board determined that it is appropriate to propose an amendment to our Certificate of Incorporation to eliminate the classified structure of the Board and provide for the annual election of all directors beginning at the Company’s 2018 annual meeting of shareholders.

Proposed Amendment to Certificate of Incorporation (Proposal 4A)

Currently, our Board is divided into three classes, and one class of directors is elected at each annual shareholders meeting for a term of three years. If this Proposal and Proposal 4B regarding the By-laws are approved by the shareholders at the Annual Meeting, and the proposed amendment to Article X of the Company’s Certificate of Incorporation becomes effective, then beginning at the Company’s 2018 annual meeting of shareholders, all directors will stand for election annually for one-year terms expiring at the next succeeding annual meeting of shareholders. The Class II directors who are elected at the Annual Meeting under Proposal No. 1, whose terms will expire in 2020, and the Class I directors, whose terms will expire in 2019, are expected to resign effective immediately prior to the election of directors at the Company’s 2018 annual meeting of shareholders if the Declassification Proposal is approved. In all cases, each director will hold office until his or her successor has been duly elected and qualified, or the director’s earlier resignation, death or removal. The amendments to the Certificate of Incorporation will also eliminate Article IV naming the Company’s incorporator, which is no longer relevant, and make other conforming changes.

Appendix B shows the proposed changes to Article X of the Company’s Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by underlining.

Proposed Amendment to the By-laws (Proposal 4B)

As part of the Declassification Proposal, the Board has also recommended to shareholders approval of an amendment to Article 2 of our By-laws, which will become effective if both this proposal and the proposed amendment to the Certificate of Incorporation receive the requisite approval of our shareholders. The By-laws amendment includes an amendment deleting a reference to a classified Board structure. If such amendment becomes effective as described, we will make the amended By-laws accessible through the Corporate Governance section of our website at www.carters.com.

Appendix C shows the proposed changes to Article 2 of the Company’s By-laws with deletions indicated by strikeouts and additions indicated by underlining

Effective Date

If the Declassification Proposal is approved by the shareholders at the Annual Meeting, the proposed amendment to Article X of the Certificate of Incorporation described above will become effective upon the filing of appropriate amendment documentation with the Secretary of State of Delaware, which filing is expected to take place shortly after shareholder approval. The Board will then effectuate the amendment to Article 2 of the By-laws upon the filing of the amendment of the Certificate of Incorporation. Consistent with Delaware law, if the Declassification Proposal does not receive the requisite approval of the shareholders at the Annual Meeting, neither the proposed amendment to Article X of the Certificate of Incorporation or that of Article 2 of the By-laws described above will be implemented and the Board will remain classified.

The Board of Directors recommends the approval of both the amendment to the Certificate of Incorporation and the amendment to the By-laws.

Vote Required

The approval of Proposals 4A and 4B requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions and broker non-votes will not affect the outcome of this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s accounting, auditing, and financial reporting process on behalf of the Board. The Audit Committee’s charter is available in the Investor Relations section of our website at www.carters.com. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. PwC, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and PwC the audited consolidated financial statements for the fiscal year ended December 31, 2016 and PwC’s evaluation of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with PwC the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the fiscal year ended December 31, 2016 be included in our Annual Report on Form 10-K for fiscal 2016 for filing with the SEC.

Submitted by the Audit Committee

Mr. David Pulver, Chairman
Ms. Amy Woods Brinkley
Mr. William J. Montgoris
Mr. Thomas E. Whiddon

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

PROPOSAL NUMBER FIVE

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PwC to serve as the Company’s independent registered public accounting firm for fiscal 2017, and the Board recommends that shareholders ratify this appointment. The Board is submitting the appointment of PwC as the Company’s independent registered public accounting firm for shareholder ratification. The Board recommends that shareholders ratify this appointment at the Annual Meeting. Shareholder ratification of the appointment of PwC is not required by law or otherwise. The Board is submitting this matter to shareholders for ratification because the Board believes it to be a good corporate governance practice. If the shareholders do not ratify the appointment, the Audit Committee may reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if, in its discretion, it determines that such a change would be in the Company’s best interest and that of the Company’s shareholders. A representative of PwC is expected to attend the Annual Meeting, and he or she will have the opportunity to make a statement and be available to respond to appropriate questions. For additional information regarding the Company’s relationship with PwC, please refer to the Audit Committee Report above.

The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by PwC. The Audit Committee has pre-approved the use, as needed, of PwC for specific types of services that fall within categories of non-audit services, including various tax services. The Audit Committee receives regular updates as to the fees associated with the services that are subject to pre-approval. Services that do not fall within a pre-approved category require specific consideration and pre-approval by the Audit Committee. All services rendered by PwC in the table below were pre-approved by the Audit Committee.

The aggregate fees that the Company incurred for professional services rendered by PwC for fiscal years 2016 and 2015 were as follows:

	2016	2015
Audit Fees	$1,882,272	$1,773,027
Audit-Related Fees	603,000	175,000
Tax Fees	—	—
All Other Fees	3,600	3,600

Total Fees	$2,488,872	$1,951,627

•	Audit Fees for fiscal years 2016 and 2015 were for professional services rendered for the integrated audit of the consolidated financial statements and internal control over financial reporting of the Company, other auditing procedures related to the adoption of new accounting pronouncements, review of other significant transactions, and related out-of-pocket expenses.

•	Audit-Related Fees for Fiscal years 2016 and 2015 involved professional services to assess internal controls related to the Company’s implementation of certain financial software. Audit-related fees for fiscal 2016 also included procedures related to the pending adoption of a new accounting pronouncement.

•	All Other Fees for fiscal years 2016 and 2015 consisted of software license fees.

The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017.

Vote Required

The approval of Proposal Number Five requires the affirmative vote of a majority of the votes properly cast at our Annual Meeting. Abstentions will not affect the outcome of this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and, therefore, we do not expect broker non-votes with respect to this proposal.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting, other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

APPENDIX A

2016 RETAIL SURVEY PARTICIPANT LIST (“RETAIL SURVEY”)

Abercrombie & Fitch Co.	J. C. Penney Company, Inc.
Academy Sports + Outdoors	J. Crew Group, Inc.
Aeropostale, Inc.	Kate Spade & Company
Ann Inc.	Kenneth Cole Productions, Inc.
Ascena Retail Group, Inc.	Kohl’s Corporation
Bebe Stores, Inc.	L Brands, Inc.
Belk, Inc.	Lands’ End, Inc.
The Bon-Ton Stores, Inc.	L.L. Bean, Inc.
The Children’s Place, Inc.	lululemon athletica, inc.
Chico’s, Inc.	The Neiman Marcus Group LTD LLC
Coach, Inc.	Nordstrom, Inc.
Deckers Outdoor Corporation	Payless Shoesouce Inc.
Destination Maternity Corporation	Perry Ellis International, Inc.
Dick’s Sporting Goods, Inc.	PVH Corp.
DSW Inc.	Ralph Lauren Corporation
Express, Inc.	QVC, Inc.
The Finish Line, Inc.	Ross Stores, Inc.
Foot Locker, Inc.	Sears Holdings Corporation
Fossil Group, Inc.	Stage Stores, Inc.
The Gap, Inc.	The Talbots, Inc.
Hudson’s Bay Company	The TJX Companies, Inc.
Vera Bradley, Inc.

A-1

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CARTER’S, INC.

ARTICLE I

The name of this corporation is Carter’s, Inc.

ARTICLE II

The registered office of this corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

~~ARTICLE IV~~

~~The name and mailing address of the incorporator is as follows:~~

~~William M. Shields~~

~~Ropes & Gray LLP~~

~~One International Place~~

~~Boston, MA 02110~~

~~ARTICLE V~~ARTICLE IV

The total number of shares of all classes of stock that this corporation shall have authority to issue is 150,100,000 shares, consisting of (i) 150,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) 100,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of this corporation.

1. Common Stock.

A.

General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon issuance of any such Preferred Stock. The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of this corporation whether now or hereafter authorized.

B.	Voting. Each share of Common Stock shall be entitled to one vote. There shall be no cumulative voting.

C.	Number. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

D.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

E.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

2. Preferred Stock.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the corporation may be reissued except as otherwise provided by law or this Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law and this Certificate of Incorporation. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the corporation.

~~ARTICLE VI~~ARTICLE V

This corporation shall have a perpetual existence.

~~ARTICLE VII~~ARTICLE VI

In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors, acting by majority vote of the entire Board, is expressly authorized to adopt, amend or repeal the By-Laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt additional By-Laws and to alter or repeal the By-Laws adopted or amended by the Board of Directors.

~~ARTICLE VIII~~ARTICLE VII

Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the corporation or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

~~ARTICLE IX~~ARTICLE VIII

1. Indemnification. The corporation shall, to the maximum extent permitted under the DGCL and except as set forth below, indemnify and upon request advance expenses to each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything to the contrary in this Article, the corporation shall not indemnify an Indemnitee seeking indemnification in connection with any action, suit, proceeding, claim or counterclaim, or part thereof, initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the corporation.

2. Determination of Entitlement to Indemnification. Any indemnification under paragraph 1 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in this Article and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

A.	by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

B.	by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; or

C.	if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

D.	by the holders of the Common Stock.

3. Advance of Expenses. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the corporation, or any agreement, vote of stockholders or disinterested directors, or arrangement to the contrary, the corporation may advance payment of expenses incurred by an Indemnitee in advance of the final disposition of any matter only to the extent such advance is not prohibited by applicable law and, then, only upon receipt of an undertaking by or on behalf of the Indemnitee to repay amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Article. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

4. Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

5. Other Rights. This corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

6. Merger or Consolidation. If this corporation is merged into or consolidated with another corporation and this corporation is not the surviving corporation, the surviving corporation shall assume the obligations of this corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to such merger or consolidation.

7. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Indemnitee as to any expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

8. Scope of Article. Indemnification and advancement of expenses, as authorized by the preceding provisions of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

9. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

~~ARTICLE X~~ARTICLE IX

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

~~ARTICLE XI~~ARTICLE X

The board of directors of the corporation shall consist of one or more members. The exact number of directors shall be fixed from time to time by, or in the manner provided in, the Bylaws of the corporation. ~~number of directors that constitute the Board of Directors of the corporation shall be designated as set forth in the Bylaws of the corporation~~.~~This Article is inserted for the management of the business and for the conduct of the affairs of the corporation.~~

~~1. Number of Directors. The board of directors of the corporation shall consist of one or more members, each of whom shall be a natural person. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the By-Laws of the corporation.~~

~~2. Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class III and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~3. Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.~~

~~4. Terms of Office. Except as provided in Section 7 of this Article, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting in 2004; each initial director in Class II shall serve for a term ending on the date of the annual meeting in 2005; and each initial director in Class III shall serve for a term ending on the date of the annual meeting in 2006; and provided, further, that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.~~

~~5. Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~6. Removal. The directors of the corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose.~~

~~7. Vacancies; Newly Created Directorships. Any vacancy in the Board of Directors, however occurring, and any newly created directorship resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.~~

~~8. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the By-Laws of this corporation.~~

~~ARTICLE XII~~ARTICLE XI

Except as otherwise provided in the By-Laws, the stockholders of the corporation and the Board of Directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the corporation outside of said State at such places as may, from time to time, be designated by the Board of Directors or by the By-Laws of this corporation.

~~ARTICLE XIII~~ARTICLE XII

The Board of Directors of this corporation, when evaluating any offer of another party to make a tender or exchange offer for any equity security of the corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation: (i) the interests of the stockholders of the Corporation; (ii) whether the proposed transaction might violate federal or state laws; (iii) the consideration being offered in the proposed transaction, in relation to any of (a) the then current market price for the outstanding capital stock of the corporation, (b) the market price for the capital stock of the corporation over a period of years, (c) the estimated price that might be achieved in a negotiated sale of the corporation as a whole or in part or through orderly liquidation, (d) the premiums over market price for the securities of other corporations in similar transactions, (e) current political, economic and other factors bearing on securities prices and (f) the corporation’s financial condition and future prospects; and (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the corporation, and the communities in which the corporation conducts its business.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and to engage in such legal proceedings as the Board of Directors may determine.

~~ARTICLE XIV~~ARTICLE XIII

The corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

~~ARTICLE XV~~ARTICLE XIV

To the maximum extent permitted from time to time under the law of the State of Delaware, this corporation renounces any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers or directors, other than those officers or directors who are employees of this corporation. No amendment or repeal of this ~~Article XV~~Article XIV shall apply to or have any effect on the liability or alleged liability of any officer or director of the corporation for or with respect to any opportunities of which such officer or director becomes aware prior to such amendment or repeal.

APPENDIX C

AMENDED AND RESTATED

BY-LAWS

OF

CARTER’S, INC.

ARTICLE 4 -	CAPITAL STOCK	C-13
4.1	Issuance of Stock	C-13
4.2	Certificates of Stock	C-13
4.3	Transfers	C-13
4.4	Lost, Stolen or Destroyed Certificates	C-13
4.5	Record Date	C-13

ARTICLE 5 -	RECORDS AND REPORTS	C-14
5.1	Maintenance and Inspection of Records	C-14
5.2	Inspection by Director	C-14
5.3	Representation of Shares of Other Corporations	C-14

ARTICLE 6 -	GENERAL PROVISIONS	C-14
6.1	Fiscal Year	C-14
6.2	Corporate Seal	C-14
6.3	Waiver of Notice	C-15
6.4	Exclusive Forum	C-15
6.5	Checks; Drafts; Evidences of Indebtedness	C-15
6.6	Corporate Contracts and Instruments; How Executed	C-15
6.7	Evidence of Authority	C-15
6.8	Certificate of Incorporation	C-15
6.9	Transactions with Interested Parties	C-15
6.10	Construction; Definitions	C-16
6.11	Provisions Additional to Provisions of Law	C-16
6.12	Provisions Contrary to Provisions of Law; Severability	C-16
6.13	Notices	C-16

ARTICLE 7 -	AMENDMENTS	C-16

ARTICLE 1 - STOCKHOLDERS

1.1 Place of Meetings. All meetings of stockholders shall be held at such place, within or without the State of Delaware, or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), as may be designated from time to time by the Board of Directors, or, if not so designated, at the principal executive office of the corporation.

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held at such date, time and place as shall be fixed by the Board of Directors and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case, all references in these Amended and Restated By-Laws to the annual meeting of stockholders shall be deemed to refer to such special meeting.

1.3 Special Meeting. Special meetings of stockholders may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is no Chief Executive Officer, the President), the holder or holders of more than 35% of the outstanding common stock of the corporation, or by vote of a majority of the Board of Directors. Any business transacted at any special meeting of stockholders shall be limited to only those matters stated in the notice of meeting.

1.4 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notices of all meetings shall state the place, if any, the date, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall be given either personally or by mail, electronic mail, telecopy, telegram or other electronic or wireless means in accordance with applicable law. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or at the time of transmission when sent by electronic mail, telecopy, telegram or other electronic or wireless means. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

1.5 Voting List. The officer of the corporation who has charge of the stock ledger of the corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting, for any purpose germane to the meeting on either, at the corporation’s sole discretion, (a) a reasonably accessible electronic network (for which such information required to access the electronic network shall be provided with the notice of the meeting) or (b) during ordinary business hours at the corporation’s principal place of business. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Amended and Restated By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, by means of remote communication, if authorized, or represented by proxy, shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote there at, present in person or represented by proxy, shall have the power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in these Amended and Restated By-Laws, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Amended and Restated By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than thirty (30) days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

1.8 Voting. Each stockholder shall have one vote for each share of capital stock entitled to vote and held of record by such stockholder, unless otherwise provided by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Amended and Restated By-Laws. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or by electronic means, as determined by the Board of Directors in its sole discretion.

Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but if the stockholder fails to specify the number of shares that the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares that the stockholder is entitled to vote.

1.9 Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. The delivery of a proxy on behalf of a stockholder consistent with telephonic or electronically transmitted instructions obtained pursuant to procedures of the corporation reasonably designed to verify that such instructions have been authorized by such stockholder shall constitute execution and delivery of the proxy by or on behalf of the stockholder. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action; provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof. A proxy purporting to be authorized by or on behalf of a stockholder, if accepted by the corporation in its discretion, shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

1.10 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of

Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

1.11 Action at Meeting. When a quorum is present at any meeting, a nominee for director shall be elected if the number of votes properly cast “for” such nominee’s election exceeds the number of votes properly cast “against” such nominee’s election or cast as “withhold” with respect to such nominee; provided that, if with respect to any meeting, the number of persons intended to be nominated for election to the Board of Directors of the corporation at such meeting (1) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors and (2) by any stockholders of the corporation entitled to vote for the election of directors at the meeting who have complied with the notice procedures set forth in Article II exceeds the number of directors to be elected at such meeting, the directors shall be elected by the plurality of the votes properly cast at such meeting. A majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the Certificate of Incorporation, by the By-Laws or by the rules or regulations of the New York Stock Exchange, the NASD or any other stock exchange applicable to the corporation. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

1.12 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. The nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made only (a) pursuant to the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for below in this Section 1.12 is delivered to the Secretary who is entitled to vote in the election of directors at the meeting and who complies with the notice procedures set forth in this Section 1.12. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by timely notice in writing delivered or mailed to the Secretary in accordance with the provisions of Section 1.13. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the corporation that are beneficially owned by each such nominee, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice, the information required to be provided pursuant to Section 1.13. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

The chair of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not properly brought before the meeting in accordance with the provisions of this Section 1.12, and if he or she should so determine, the chair shall so declare to the meeting and the defective nomination shall be disregarded.

Notwithstanding the foregoing provisions of this Section 1.12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.12. Nothing in this Section 1.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

1.13 Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, (c) otherwise properly brought before an annual meeting by a stockholder who was a stockholder of record of the corporation at the time the stockholder’s notice provided for below in this Section 1.13 is delivered to the Secretary who is entitled to vote and who complies with the notice procedures set forth in this Section 1.13. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 1.12 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to or mailed by first class United States mail, postage prepaid, and received by the Secretary at the principal executive offices of the corporation not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these Amended and Restated By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.13 and except that any stockholder proposal that complies with Rule 14a-8 of the proxy rules, or any successor provision, promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.13.

The chair of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.13, and if he or she should so determine, the chair shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding the foregoing provisions of this Section 1.13, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.13. Nothing in this Section 1.113 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

1.14 Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having a majority of the number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section, written consents signed by a sufficient number of holders to take action are delivered to the corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

1.15 Conduct of Meeting. The Chairman of the Board or, in his or her absence, the Vice Chairman of the Board, if any, the Chief Executive Officer, the President or any Vice President, in the order named, shall call meetings of the stockholders to order and act as chair of such meeting; provided, however, that, in the absence of the Chairman of the Board, the Board of Directors may appoint any stockholder to act as chair of any meeting. The Secretary of the corporation or, in his or her absence, any Assistant Secretary, shall act as secretary at all meetings of the stockholders; provided, however, that in the absence of the Secretary at any meeting of the stockholders, the person acting as chair at any meeting may appoint any person to act as secretary of such meeting.

The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate. Subject to such rules and regulations of the Board of Directors, if any, the person presiding over the meeting shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the person presiding over the meeting, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the person presiding over the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters that are to be voted on by ballot. The person presiding over the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if the person presiding over the meeting should so determine and declare, any such matter or business shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE 2 - DIRECTORS

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation, including adopting rules and procedures, except as otherwise provided by law, the Certificate of Incorporation or these Amended and Restated By-Laws, as it may deem proper for the conduct of its meetings and the management of the corporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

2.2 Number; Election and Qualification. The number of directors that shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. The directors need not be stockholders of the corporation.

~~2.3 Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class III and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~2.4~~2.3 Terms of Office. Except as otherwise provided in the Certificate of Incorporation or these Amended and Restated By-Laws, each director shall serve for a term ending on the date of the ~~third~~ annual meeting following the annual meeting at which such director was elected; provided, however, ~~that each initial director in Class I shall serve for a term ending on the date of the annual meeting in 2004; each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2005; and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2006; and provided, further,~~ (a) that, notwithstanding the term of any director that was elected prior to the date of adoption of these Amended and Restated By-Laws, the term of each director shall end as of the date of the next annual meeting following such date of adoption (unless such term ends before such date pursuant to the terms hereof) and (b) that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.

~~2.5 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~2.6~~2.4 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the directors of the corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose.

~~2.7~~2.5 Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director chosen to fill a vacancy shall hold office for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election ~~of the class~~ for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

~~2.8~~2.6 Resignation. Any director may resign by delivering his or her written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other future event.

~~2.9~~2.7 Regular Meetings. The regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided, that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

~~2.10~~2.8 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, the President, two or more directors, or by one director in the event that there is only a single director in office.

~~2.11~~2.9 Notice of Special Meetings. Notice of any special meeting of the Board of Directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. The notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least twenty four (24) hours in advance of the meeting, (ii) by sending a telegram, telecopy, electronic mail or other means of electronic transmission, or delivering written notice by hand, to the director’s last known business or home address at least twenty four (24) hours in advance of the meeting, or (iii) by mailing written notice to the director’s last known business or home address at least seventy two (72) hours in advance of the meeting. A notice or waiver of notice of a special meeting of the Board of Directors need not specify the purposes of the meeting.

~~2.12~~2.10 Meetings by Telephone Conference Calls. Any meeting of the Board of Directors may be held by conference telephone or similar communication equipment, so long as all persons participating in the meeting can hear one another and can be heard; and all persons participating in such a meeting shall be deemed to be present in person at the meeting.

~~2.13~~2.11 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number of directors so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, other than announcement at the meeting, until a quorum shall be present.

~~2.14~~2.12 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Amended and Restated By-Laws.

~~2.15~~2.13 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or a committee thereof may be taken without a meeting, if all members of the Board or such committee, as applicable, consent to the action in writing or by electronic transmission and such writings or transmissions are filed with the minutes of proceedings of the Board of Directors or committee of the Board of Directors. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

~~2.16~~2.14 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers that may require it. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may adopt a charter and make rules for the conduct of its business, but unless otherwise provided by the directors or in such charter or rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Amended and Restated By-Laws for the Board of Directors.

~~2.17~~2.15 Compensation of Directors. The directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE 3 - OFFICERS

3.1 Enumeration. The officers of the corporation shall consist of a President, a Treasurer, a Secretary and such other officers with such other titles as the Board of Directors shall determine, including one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate. Any two or more offices may be held by the same person.

3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3 Qualification. No officer need be a stockholder of the corporation. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Amended and Restated By-Laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other future event. Any officer may be removed at any time, with or without cause, by vote of the Board of Directors at any regular or special meeting.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

3.7 Chairman of the Board and Vice Chairman of the Board. The Board of Directors may appoint a Chairman of the Board and a Vice Chairman of the Board. The Chairman and Vice Chairman may, but need not be, designated as officers of the corporation by the Board of Directors. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned by the Board of Directors. If the Board of Directors appoints a Vice Chairman of the Board, he or she shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as are assigned by the Board of Directors.

3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless otherwise provided by the Board of Directors, the President shall preside at all meetings of the stockholders and, if the President is a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time assign. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time assign. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories designated from time to time by the Board of Directors, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation. Unless the Board of Directors has designated another officer as Chief Financial Officer, the Treasurer shall be the Chief Financial Officer of the corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.12 Duties of Officers May be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

3.13 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors or a committee thereof.

ARTICLE 4 - CAPITAL STOCK

4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock that are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these Amended and Restated By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these Amended and Restated By-Laws.

4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders (or any adjournment thereof), or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE 5 - RECORDS AND REPORTS

5.1 Maintenance and Inspection of Records. The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Amended and Restated By-Laws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

5.2 Inspection by Director. Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

5.3 Representation of Shares of Other Corporations. The President or the Secretary, or any other officer of this corporation authorized by the Board of Directors is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE 6 - GENERAL PROVISIONS

6.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall end on the Saturday in December or January nearest the last day of December in each year and the new fiscal year shall begin on the Sunday thereafter.

6.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

6.3 Waiver of Notice. Whenever any notice is required to be given by law, by the Certificate of Incorporation or by these Amended and Restated By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by telegraph, cable, electronic mail or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person, by means of remote communications, if authorized, or by proxy shall be deemed equivalent to such notice. Where such an appearance is made for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened, the appearance shall not be deemed equivalent to notice.

6.4 Exclusive Forum. Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Amended and Restated By-Laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

6.5 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors or an officer or officers authorized by the Board of Directors shall determine which officer, officers, person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

6.6 Corporate Contracts and Instruments; How Executed. The Board of Directors, except as otherwise provided in these Amended and Restated By-Laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

6.7 Evidence of Authority. A certificate by the Secretary, any Assistant Secretary, or any temporary secretary, as to any action taken by the stockholders, the Board of Directors, a committee of the Board of Directors, or any officer or representative of the corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of such action.

6.8 Certificate of Incorporation. All references in these Amended and Restated By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended or restated and in effect from time to time.

6.9 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors that authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee of the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(2) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

(4) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

6.10 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Amended and Restated By-Laws. Without limiting the generality of this provision, (a) the singular number includes the plural, and the plural number includes the singular; (b) the term “person” includes a corporation, a partnership, an entity and a natural person; and (c) all pronouns include the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

6.11 Provisions Additional to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Amended and Restated By-Laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

6.12 Provisions Contrary to Provisions of Law; Severability. Any article, section, subsection, subdivision, sentence, clause or phrase of these Amended and Restated By-Laws that, upon being construed in the manner provided in Section 6.10 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Amended and Restated By-Laws, it being hereby declared that these Amended and Restated By-Laws and each article, section, subsection, subdivision, sentence, clause or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

6.13 Notices. Any reference in these Amended and Restated By-Laws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

ARTICLE 7 - AMENDMENTS

Subject to the provisions of the Certificate of Incorporation, these Amended and Restated By-Laws may be adopted, amended or repealed at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat. Subject to the provisions of the Certificate of Incorporation, these Amended and Restated By-Laws may also be altered, amended or repealed, and new By-Laws adopted, by the Board of Directors, acting by majority vote of the entire Board, subject to the right of the stockholders to adopt, amend or repeal the By-Laws as provided above.

3438 PEACHTREE ROAD NE SUITE 1800 ATLANTA, GEORGIA 30326

VOTE BY INTERNET www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2017. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Carter's, Inc., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER MATERIALS

If you would like to reduce Carter's Inc.'s costs and the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above for voting using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E25056-P90860                    KEEP  THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARTER’S, INC.
Vote on Election of Directors
1.	Election of Class II Directors:

	Nominees:		For	Against	Abstain

	1a. Amy Woods Brinkley		☐	☐	☐

	1b. Michael D. Casey		☐	☐	☐	Vote on approval of the Declassification Proposal

	1c. A. Bruce Cleverly		☐	☐	☐	4.	Vote on approval of the Declassification Proposal	For	Against	Abstain

	1d. Jevin S. Eagle		☐	☐	☐		4a. Amendment to Article X of the Company’s Certificate of Incorporation to provide for declassification of the Board of Directors.	☐	☐	☐

The Board of Directors recommends a vote FOR the election of the Class II Nominees.							4b. Amendment to Article 2 of the Company’s By-laws to provide for declassification of the Board of Directors.	☐	☐	☐

Vote to approve named executive compensation						The Board of Directors recommends a vote FOR the approval of the amendments to the Certificate of Incorporation and By-Laws.
2.	Advisory approval of executive compensation.		☐	☐	☐	Vote on Ratification of PricewaterhouseCoopers LLP		For	Against	Abstain

The Board of Directors recommends a vote FOR the approval of executive compensation.						5.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017.	☐	☐	☐

Vote on the frequency of an advisory vote on executive compensation of the Company’s named executive officers		1 Year	2 Years	3 Years	Abstain

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017.

PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

3.	Advisory vote on the frequency of an advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends a vote FOR 1 year for the frequency of an advisory vote on executive compensation.

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Invitation to Carter’s, Inc.

2017 Annual Meeting of Shareholders

Carter’s, Inc. will conduct its Annual Meeting of Shareholders on Wednesday, May 17, 2017, at 8:00 a.m. The meeting will be held at our offices located at 3438 Peachtree Road NE, Atlanta, Georgia 30326.

You are cordially invited to join us for refreshments prior to the Annual Meeting, beginning at 7:30 a.m. The meeting will convene promptly at 8:00 a.m.

In order to expedite your entrance into the meeting, please present this invitation at the registration desk. Invitations or proof of stock ownership as of the record date of March 27, 2017, will be required to enter the meeting. Photo identification is also required for admission.

We look forward to your participation.

Important Notice Regarding Internet Availability of the Annual Report and Proxy Materials for the Annual Meeting:

Combined document containing Proxy Materials and Annual Report is available at www.proxyvote.com.

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E25057-P90860

PROXY

CARTER’S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARTER’S, INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2017

The undersigned hereby appoints Michael D. Casey and Michael C. Wu as proxies (each with the power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Carter’s, Inc. to be held on May 17, 2017, and at any and all adjournments thereof.

The proxies will vote as directed by the shareholder on this proxy card. If this proxy card is signed and returned but does not provide specific direction with respect to a voting item, this proxy will be voted with respect to such item as recommended by the Board of Directors. The proxies will vote, in their discretion, upon such other business as may properly come before the meeting and any and all adjournments thereof.

Your vote on the election of Class II Directors, advisory approval of compensation paid to the Company’s named executive officers, advisory vote on the frequency of an advisory vote on executive compensation, approval of declassification of the Company’s Board of Directors, and ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017 may be specified on the reverse side of this card.

(Continued and to be signed on the reverse side)

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